UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02896

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 15

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2015

Date of reporting period:	8/31/2015

Item 1 – Reports to Stockholders –

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL HIGH YIELD FUND

ANNUAL REPORT • AUGUST 31, 2015

Objectives

Current income, and capital appreciation as a secondary objective

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), a Prudential Financial company and member SIPC. Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. ©2015 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

October 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential High Yield Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential High Yield Fund

Prudential High Yield Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 8/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.39%	41.20%	98.29%	—
Class B	–2.06	37.80	88.77	—
Class C	–2.31	36.22	86.68	—
Class Q	–1.20	N/A	N/A	29.03% (10/31/11)
Class R	–1.63	39.46	93.90	—
Class Z	–1.29	43.15	103.44	—
Barclays US Corporate High Yield 1% Issuer Capped Index	–3.06	41.90	103.11	—
Lipper High Yield Funds Average	–3.38	36.24	80.98	—

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–6.01%	5.10%	6.39%	—
Class B	–6.71	5.36	6.35	—
Class C	–3.25	5.27	6.23	—
Class Q	–1.20	N/A	N/A	6.15% (10/31/11)
Class R	–1.82	5.81	6.66	—
Class Z	–1.30	6.32	7.17	—
Barclays US Corporate High Yield 1% Issuer Capped Index	–3.42	6.11	7.17	—
Lipper High Yield Funds Average	–3.77	5.18	5.87	—

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Average Annual Total Returns (With Sales Charges) as of 8/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–5.83%	6.16%	6.59%	—
Class B	–6.69	6.47	6.56	—
Class C	–3.23	6.38	6.44	—
Class Q	–1.20	N/A	N/A	6.87% (10/31/11)
Class R	–1.63	6.88	6.85	—
Class Z	–1.29	7.44	7.36	—

Average Annual Total Returns (Without Sales Charges) as of 8/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.39%	7.14%	7.09%	—
Class B	–2.06	6.62	6.56	—
Class C	–2.31	6.38	6.44	—
Class Q	–1.20	N/A	N/A	6.87% (10/31/11)
Class R	–1.63	6.88	6.85	—
Class Z	–1.29	7.44	7.36	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Barclays US Corporate High Yield 1% Issuer Capped Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2005) and the account values at the end of the current fiscal year (August 31, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted

Prudential High Yield Fund	3

Your Fund’s Performance (continued)

from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	.75%	1%	None	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

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Benchmark Definitions

Barclays US Corporate High Yield 1% Issuer Capped Index

The Barclays US Corporate High Yield 1% Issuer Capped Index (the Index) is an unmanaged index which covers the universe of US dollar-denominated, non-convertible, fixed rate, non-investment-grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The cumulative total return for the Index measured from the month-end closest to the inception date for Class Q shares through 8/31/15 is 27.83%. The average annual total return for the Index measured from the month-end closest to the inception date for Class Q shares through 9/30/15 is 5.79%.

Lipper High Yield Funds Average

The Lipper High Yield Funds Average (Lipper Average) is based on the average return of all funds in the Lipper High Yield Funds category for the periods noted. Funds in the Lipper Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date for Class Q shares through 8/31/15 is 24.44%. The average annual total return for the Lipper Average measured from the month-end closest to the inception date for Class Q shares through 9/30/15 is 5.02%.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Prudential High Yield Fund	5

Your Fund’s Performance (continued)

Distributions and Yields as of 8/31/15
	Total Distributions Paid for 12 Months	30-Day Subsidized SEC Yield*	30-Day Unsubsidized SEC Yield**
Class A	$0.34	6.02%	6.02%
Class B	0.31	5.80	5.80
Class C	0.30	5.55	5.55
Class Q	0.36	6.69	6.69
Class R	0.33	6.05	5.79
Class Z	0.36	6.54	6.54

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 8/31/15
BBB	2.2%
BB	40.7
B	40.7
CCC	13.9
Not Rated	0.0
Cash/Cash Equivalents	2.5
Total Investments	100.0%

Source: Prudential Investment Management, Inc. (PIM)

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential High Yield Fund’s Class A shares returned –1.39% during the 12-month reporting period that ended August 31, 2015. The Fund’s Class A shares outperformed the –3.06% return of the Barclays US Corporate High Yield 1% Issuer Capped Index (the Index) and the –3.38% return of the Lipper High Yield Funds Average.

What were conditions like in the US high yield corporate bond market?

•

High yield corporate bonds struggled throughout the reporting period. The broad high yield corporate bond market (as represented by the Index) faced several hurdles, including continued volatility in oil prices, investor concerns about Federal Reserve (Fed) rate hikes, weakness in the Chinese equity market, fears of a global recession, and uncertainty regarding the Greek debt situation.

•

With the exception of energy and metals and mining companies, the performance of high yield corporate bonds was driven by the ongoing search for yield, against a backdrop of generally strong fundamentals for high yield issuers and default rates that remained well below historical averages.

•

Overall, high yield debt securities with healthier fundamentals performed best. Higher-quality bonds rated BB returned 0.2% during the period, outperforming lower-quality bonds rated B and CCC, which declined 3.2% and 10.6%, respectively.

•

Among the best performers in the Index were certain financials, including banks and Real Estate Investment Trusts (REITs), as well as consumer-oriented sectors, such as airlines, health care and pharmaceutical, and consumer non-cyclical. Commodity-related sectors, such as energy and metals and mining, were by far the worst performers, with energy declining nearly 20%. Aerospace and defense also retreated, declining 5.1% for the period.

What strategies proved most beneficial to the Fund’s performance?

•	The Fund benefited from strong sector and security selection during the reporting period.

•	Underweights relative to the Index in the energy and metals and mining sectors, which sold off significantly, were the largest positive contributors to performance.

•	The Fund’s overweight positions in the technology, gaming, and utilities sectors added to returns.

Prudential High Yield Fund	7

Strategy and Performance Overview (continued)

•	Solid security selection in the gaming, retail, restaurants, energy, and utilities sectors enhanced results.

•

In terms of individual issue selection, the Fund benefited from its underweight in energy names, including oil and natural gas companies Linn Energy, Sandridge Energy, and Chesapeake Energy Corporation. A lack of exposure to Index names in the mining sector, including Alpha Natural Resources and Cliffs Natural Resources, was also positive.

What strategies detracted most from the Fund’s performance?

•

Relative to the Index, the Fund’s underweight positions in the banking, telecommunications, cable and satellite, media and entertainment, and consumer sectors hurt performance, as these sectors all outperformed the overall high yield market.

•	The Fund was hampered by security selection within the technology, finance, chemicals, and telecommunications sectors.

•

In terms of individual issue selection, the largest individual detractors from Fund performance were overweight positions in independent oil and gas exploration company Samson Resources, collection agency Transworld Systems, specialty chemical maker Momentive Specialty Chemicals Holdings, and telecommunications and data networking equipment manufacturer Nortel Network.

Did the Fund use derivatives and how did they affect performance?

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. On various occasions throughout the reporting period, the Fund used the Markit CDX HighYield Index to obtain broad market exposure, which added modestly to the Fund’s performance. The Markit CDX HY is based on a basket of 100 equally weighted credit default swaps on high yield issuers. A credit default swap is similar to buying or selling insurance contracts on a corporation’s debt.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2015, at the beginning of the period, and held through the six-month period ended August 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential High Yield Fund	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential High Yield Fund		Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$987.10	0.83%	$4.16
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23

Class B	Actual	$1,000.00	$984.60	1.33%	$6.65
	Hypothetical	$1,000.00	$1,018.50	1.33%	$6.77

Class C	Actual	$1,000.00	$983.30	1.58%	$7.90
	Hypothetical	$1,000.00	$1,017.24	1.58%	$8.03

Class Q	Actual	$1,000.00	$988.90	0.46%	$2.31
	Hypothetical	$1,000.00	$1,022.89	0.46%	$2.35

Class R	Actual	$1,000.00	$985.90	1.08%	$5.41
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50

Class Z	Actual	$1,000.00	$988.50	0.58%	$2.91
	Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2015, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annualized expense ratios for the 12-month period ended August 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	0.85%	0.83%
B	1.33	1.33
C	1.58	1.58
Q	0.46	0.46
R	1.33	1.08
Z	0.58	0.58

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential High Yield Fund	11

Portfolio of Investments

as of August 31, 2015

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 95.4%

ASSET-BACKED SECURITIES(a) 0.1%

Collateralized Loan Obligations
Baker Street CLO II Ltd. (Cayman Islands), Series 2006-1A, Class E, 144A	4.239%	10/15/19	2,851	$2,771,388
Bridgeport CLO Ltd., Series 2007-2A, Class D, 144A(b)	4.536	06/18/21	2,261	2,135,517

TOTAL ASSET-BACKED SECURITIES (cost $3,302,637)				4,906,905

BANK LOANS(a) 1.4%

Capital Goods 0.1%
Neff Rental LLC	7.250	06/09/21	4,573	4,459,073

Chemicals 0.2%
Solenis International LP	7.750	07/29/22	7,500	7,200,000

Energy - Other
Amern Energy Marcellus LLC	8.500	08/04/21	3,825	1,013,625

Gaming 0.2%
CCM Merger, Inc.	4.500	08/06/21	3,114	3,112,003
Golden Nugget, Inc.	5.500	11/21/19	1,448	1,450,033

				4,562,036

Healthcare & Pharmaceutical
Radnet Mgmt., Inc.	8.000	03/25/21	480	472,200

Lodging 0.1%
Four Seasons Holdings, Inc.	6.250	12/28/20	1,750	1,750,000

Technology 0.8%
Evergreen Skills Lux Sarl (Luxembourg)	9.250	04/28/22	16,500	14,547,506
Kronos, Inc.	9.750	04/30/20	11,934	12,212,887

				26,760,393

TOTAL BANK LOANS (cost $50,968,137)				46,217,327

See Notes to Financial Statements.

Prudential High Yield Fund	13

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS 93.7%

Aerospace & Defense 1.2%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(c)	5.750%	03/15/22	2,250	$1,676,250
Sr. Unsec’d. Notes, 144A(c)	6.000	10/15/22	3,525	2,643,750
Sr. Unsec’d. Notes, 144A(c)	6.125	01/15/23	2,832	2,109,840
Sr. Unsec’d. Notes, 144A(c)	7.500	03/15/25	3,275	2,480,812
LMI Aerospace, Inc., Sec’d. Notes	7.375	07/15/19	3,925	3,787,625
Orbital ATK, Inc., Gtd. Notes	5.250	10/01/21	3,050	3,111,000
Sequa Corp., Gtd. Notes, 144A (original cost $2,019,250; purchased 12/10/12)(b)(c)(d)	7.000	12/15/17	2,050	1,066,000
StandardAero Aviation Holdings, Inc., Gtd. Notes, 144A	10.000	07/15/23	7,000	6,877,500
TransDigm, Inc.,
Gtd. Notes(c)	6.000	07/15/22	6,325	6,231,074
Gtd. Notes	6.500	07/15/24	4,830	4,721,325
Gtd. Notes(c)	7.500	07/15/21	5,200	5,538,000

				40,243,176

Automotive 3.1%
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.250	03/15/21	5,225	5,329,500
Gtd. Notes	6.625	10/15/22	275	280,500
Gtd. Notes	7.750	11/15/19	700	780,500
American Tire Distributors, Inc., Sr. Subordinated, 144A	10.250	03/01/22	12,000	12,300,000
Dana Holding Corp.,
Sr. Unsec’d. Notes	5.375	09/15/21	2,550	2,556,375
Sr. Unsec’d. Notes	6.750	02/15/21	5,785	6,016,400
Fiat Chrysler Automobiles NV (United Kingdom), Sr. Unsec’d. Notes	5.250	04/15/23	5,875	5,808,906
Gates Global LLC/Gates Global Co., Gtd. Notes, 144A (original cost $9,700,000; purchased 06/12/14)(b)(c)(d)	6.000	07/15/22	9,700	7,906,470
General Motors Co., Sr. Unsec’d. Notes	4.875	10/02/23	2,225	2,265,751
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	5.625	02/01/23	650	649,188
Lear Corp.,
Gtd. Notes	4.750	01/15/23	775	769,188
Gtd. Notes	5.250	01/15/25	8,700	8,656,500

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Automotive (cont’d.)
Meritor, Inc.,
Gtd. Notes(c)	6.250%	02/15/24	5,575	$5,400,781
Gtd. Notes	6.750	06/15/21	8,180	8,302,700
Omega US Sub. LLC, Sr. Unsec’d. Notes, 144A(c)	8.750	07/15/23	7,425	6,793,875
Schaeffler Finance BV (Germany), Sr. Sec’d. Notes, 144A	4.750	05/15/23	7,200	6,930,000
Schaeffler Holding Finance BV (Germany), Sr. Sec’d. Notes, PIK, 144A(c)	6.750	11/15/22	1,800	1,921,500
Titan International, Inc., Sr. Sec’d. Notes(c)	6.875	10/01/20	4,350	3,893,250
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A(c)	4.500	04/29/22	6,775	6,563,281
Gtd. Notes, 144A(c)	4.750	04/29/25	8,825	8,361,687

				101,486,352

Banking 1.9%
Ally Financial, Inc., Sr. Unsec’d. Notes(c)	3.750	11/18/19	4,050	4,039,875
Bank of America Corp.,
Jr. Sub. Notes(c)	5.200(a)	12/31/49	2,975	2,809,144
Jr. Sub. Notes	6.100(a)	12/31/49	6,875	6,711,719
Jr. Sub. Notes	6.250(a)	12/31/49	2,025	2,004,750
Citigroup, Inc.,
Jr. Sub. Notes(c)	5.800(a)	12/31/49	9,440	9,354,379
Jr. Sub. Notes	5.875(a)	12/31/49	4,050	4,012,031
Jr. Sub. Notes(c)	5.950(a)	12/31/49	11,975	11,451,094
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375(a)	12/31/49	3,875	3,795,078
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series X	6.100(a)	12/31/49	797	795,749
Jr. Sub. Notes	6.125(a)	12/31/49	1,530	1,530,000
Morgan Stanley,
Jr. Sub. Notes	5.450(a)	12/31/49	5,025	4,987,312
Jr. Sub. Notes(c)	5.550(a)	12/31/49	6,550	6,541,812
Wells Fargo & Co., Jr. Sub. Notes	5.900(a)	12/31/49	5,025	5,043,844

				63,076,787

See Notes to Financial Statements.

Prudential High Yield Fund	15

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Building Materials & Construction 5.0%
Beazer Homes USA, Inc.,
Gtd. Notes(c)	5.750%	06/15/19	7,225	$6,954,062
Gtd. Notes(c)	7.250	02/01/23	4,525	4,332,688
Gtd. Notes	7.500	09/15/21	6,625	6,496,607
Gtd. Notes(c)	9.125	05/15/19	4,250	4,335,000
Brookfield Residential Properties, Inc. (Canada),
Gtd. Notes, 144A	6.500	12/15/20	700	698,250
Sr. Notes, 144A(c)	6.375	05/15/25	4,100	3,966,750
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125	07/01/22	6,623	6,424,310
Builders FirstSource, Inc., Gtd. Notes, 144A(c)	10.750	08/15/23	9,150	9,287,250
Building Materials Corp. of America,
Sr. Unsec’d. Notes, 144A (original cost $6,245,000; purchased 10/27/14)(b)(d)	5.375	11/15/24	6,245	6,245,000
Sr. Unsec’d. Notes, 144A (original cost $2,215,000; purchased 04/19/13)(b)(d)	6.750	05/01/21	2,000	2,092,500
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A(c)	9.375	10/12/22	7,400	8,269,500
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	5.700	01/11/25	1,250	1,171,875
D.R. Horton, Inc.,
Gtd. Notes	4.750	02/15/23	10,300	10,351,500
Gtd. Notes	6.500	04/15/16	100	102,125
HD Supply, Inc., Sr. Sec’d. Notes, 144A(c)	5.250	12/15/21	4,825	4,957,688
James Hardie International Finance Ltd. (Australia), Gtd. Notes, 144A	5.875	02/15/23	4,050	4,171,500
KB Home,
Gtd. Notes	7.000	12/15/21	2,800	2,828,000
Gtd. Notes(c)	7.500	09/15/22	5,420	5,582,600
Gtd. Notes	7.625	05/15/23	4,725	4,843,125
Lennar Corp., Gtd. Notes(c)	4.750	05/30/25	6,575	6,377,750
Meritage Homes Corp., Gtd. Notes	6.000	06/01/25	3,575	3,604,029
Ryland Group, Inc. (The), Gtd. Notes	5.375	10/01/22	3,675	3,702,563
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes, 144A	5.875	04/01/23	2,000	2,045,000
Sr. Unsec’d. Notes, 144A	6.125	04/01/25	5,750	5,879,375

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Building Materials & Construction (cont’d.)
Standard Pacific Corp.,
Gtd. Notes	5.875%	11/15/24	1,752	$1,795,800
Gtd. Notes	6.250	12/15/21	5,975	6,348,437
Gtd. Notes(c)	8.375	01/15/21	2,700	3,172,500
Gtd. Notes	10.750	09/15/16	2,725	2,970,250
Summit Materials LLC/Summit Materials Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $6,725,000; purchased 06/23/15)(b)(d)	6.125	07/15/23	6,725	6,691,375
Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
Gtd. Notes, 144A(c)	5.625	03/01/24	4,300	4,192,500
Gtd. Notes, 144A	5.875	04/15/23	8,400	8,421,000
Toll Brothers Finance Corp., Gtd. Notes	4.000	12/31/18	600	612,000
USG Corp., Gtd. Notes, 144A(c)	5.500	03/01/25	725	721,375
WCI Communities, Inc., Gtd. Notes	6.875	08/15/21	9,375	9,820,312
William Lyon Homes, Inc., Gtd. Notes	7.000	08/15/22	5,775	5,962,688

				165,427,284

Cable 3.6%
Cablevision Systems Corp.,
Sr. Unsec’d. Notes(c)	7.750	04/15/18	3,000	3,232,200
Sr. Unsec’d. Notes	8.625	09/15/17	8,475	9,258,937
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes(c)	5.250	03/15/21	620	626,200
Gtd. Notes	5.250	09/30/22	500	504,000
Gtd. Notes(c)	5.750	09/01/23	4,729	4,822,634
Gtd. Notes(c)	5.750	01/15/24	1,230	1,254,600
Gtd. Notes, 144A(c)	5.125	05/01/23	2,650	2,650,000
Gtd. Notes, 144A	5.375	05/01/25	3,150	3,059,438
Gtd. Notes, 144A(c)	5.875	05/01/27	23,017	22,556,660
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A(c)	5.125	12/15/21	8,960	8,209,600
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	10,090	9,244,962
Sr. Unsec’d. Notes, 144A	6.375	09/15/20	5,025	4,933,294

See Notes to Financial Statements.

Prudential High Yield Fund	17

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Cable (cont’d.)
CSC Holdings LLC,
Sr. Unsec’d. Notes	6.750%	11/15/21	1,600	$1,678,000
Sr. Unsec’d. Notes	7.625	07/15/18	875	958,125
DISH DBS Corp.,
Gtd. Notes(c)	5.875	07/15/22	3,075	2,907,812
Gtd. Notes	5.875	11/15/24	4,025	3,667,781
Inmarsat Finance PLC (United Kingdom), Gtd. Notes, 144A	4.875	05/15/22	3,700	3,596,030
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes(c)	5.500	08/01/23	12,750	11,220,000
Gtd. Notes(c)	7.250	10/15/20	4,600	4,421,750
Mediacom Broadband LLC/Mediacom Broadband Corp., Gtd. Notes	5.500	04/15/21	3,799	3,723,020
Midcontinent Communications & Midcontinent Finance Corp., Gtd. Notes, 144A	6.875	08/15/23	2,975	2,997,313
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	5.750	01/15/23	10,266	10,368,660
Unitymedia KabelBW GmbH (Germany), Gtd. Notes, 144A	6.125	01/15/25	2,875	2,946,875

				118,837,891

Capital Goods 7.5%
ADS Waste Holdings, Inc., Gtd. Notes	8.250	10/01/20	5,025	5,200,875
AECOM Technology Corp., Gtd. Notes, 144A(c)	5.875	10/15/24	10,025	10,100,187
Ahern Rentals, Inc., Sec’d. Notes, 144A(c)	7.375	05/15/23	5,325	4,659,375
Anixter, Inc., Gtd. Notes, 144A	5.500	03/01/23	5,800	5,800,000
Apex Tool Group LLC, Gtd. Notes, 144A (original cost $1,880,000; purchased 09/17/14)(b)(c)(d)	7.000	02/01/21	2,000	1,680,000
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	6.500	07/15/22	8,700	9,048,000
ATS Automation Tooling Systems, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.500	06/15/23	4,400	4,433,000
Belden, Inc., Gtd. Notes, 144A(c)	5.500	09/01/22	3,800	3,743,000
BlueLine Rental Finance Corp., Sec’d. Notes, 144A (original cost $2,062,875; purchased 01/16/14-02/12/14)(b)(c)(d)	7.000	02/01/19	2,025	1,913,625

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
Brand Energy & Infrastructure Services, Inc., Gtd. Notes, 144A (original cost $4,650,000; purchased 11/22/13)(b)(d)	8.500%	12/01/21	4,650	$4,161,750
Case New Holland, Inc., Gtd. Notes	7.875	12/01/17	4,335	4,698,706
CBRE Services, Inc., Gtd. Notes	5.000	03/15/23	7,575	7,647,175
Clean Harbors, Inc.,
Gtd. Notes	5.125	06/01/21	3,200	3,231,680
Gtd. Notes	5.250	08/01/20	4,900	4,998,000
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A (original cost $4,857,500; purchased 04/08/13-12/11/14)(b)(d)	8.750	12/15/19	4,500	4,325,625
CNH Industrial Capital LLC, Gtd. Notes(c)	3.625	04/15/18	3,027	3,004,298
Dycom Investments, Inc., Gtd. Notes	7.125	01/15/21	5,275	5,499,187
EnPro Industries, Inc., Gtd. Notes	5.875	09/15/22	4,575	4,597,875
General Cable Corp., Gtd. Notes	5.750	10/01/22	5,487	4,910,865
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A (original cost $6,000,000; purchased 11/10/14)(b)(d)	8.250	12/01/22	6,000	6,255,000
Griffon Corp., Gtd. Notes	5.250	03/01/22	11,500	11,011,250
H&E Equipment Services, Inc., Gtd. Notes(c)	7.000	09/01/22	12,255	12,193,725
Hill-Rom Holdings, Inc., Sr. Unsec’d. Notes, 144A	5.750	09/01/23	2,425	2,467,438
International Wire Group Holdings, Inc., Sec’d. Notes, 144A	8.500	10/15/17	5,925	6,102,750
Jurassic Holdings III, Inc., Sec’d. Notes, 144A (original cost $11,404,406; purchased 01/24/14-05/06/15)(b)(c)(d)	6.875	02/15/21	11,760	8,261,400
Laureate Education, Inc., Gtd. Notes, 144A(c)	10.000	09/01/19	16,645	13,960,994
Manitowoc Co., Inc. (The), Gtd. Notes	5.875	10/15/22	2,450	2,613,202
Modular Space Corp., Sec’d. Notes, 144A (original cost $1,700,000; purchased 02/19/14)(b)(c)(d)	10.250	01/31/19	1,700	1,241,000
NES Rentals Holdings, Inc., Sec’d. Notes, 144A (original cost $7,483,674; purchased 04/12/13-11/10/14)(b)(d)	7.875	05/01/18	7,359	7,303,807
Safway Group Holding LLC/Safway Finance Corp., Sec’d. Notes, 144A	7.000	05/15/18	2,000	2,039,780

See Notes to Financial Statements.

Prudential High Yield Fund	19

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., Sr. Unsec’d. Notes, 144A (original cost $12,981,063; purchased 04/07/14-07/11/14)(b)(c)(d)	6.375%	05/01/22	12,900	$12,448,500
Terex Corp.,
Gtd. Notes	6.000	05/15/21	6,175	6,236,750
Gtd. Notes	6.500	04/01/20	4,225	4,383,437
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $5,471,120; purchased 10/10/13-02/02/15)(b)(d)	7.500	02/15/19	5,404	5,390,490
United Rentals North America, Inc.,
Gtd. Notes(c)	5.500	07/15/25	6,150	5,934,750
Gtd. Notes(c)	5.750	11/15/24	4,775	4,703,375
Gtd. Notes(c)	6.125	06/15/23	2,700	2,754,000
Gtd. Notes	7.375	05/15/20	2,400	2,547,000
Gtd. Notes	7.625	04/15/22	15,930	17,164,575
Gtd. Notes	8.250	02/01/21	3,213	3,397,748
Vander Intermediate Holding II Corp., Sr. Unsec’d. Notes, PIK, 144A	9.750	02/01/19	8,100	7,067,250
WireCo WorldGroup, Inc., Gtd. Notes(c)	9.500	05/15/17	9,675	8,223,750

				247,355,194

Chemicals 3.9%
A Schulman, Inc., Gtd. Notes, 144A(c)	6.875	06/01/23	6,400	6,368,000
Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holdings, Inc., Gtd. Notes, 144A	7.375	05/01/21	7,600	8,131,240
Axiall Corp., Gtd. Notes(c)	4.875	05/15/23	2,100	2,037,000
Chemours Co./The,
Sr. Unsec’d. Notes, 144A(c)	6.625	05/15/23	5,950	5,176,500
Sr. Unsec’d. Notes, 144A(c)	7.000	05/15/25	5,700	4,873,500
Chemtura Corp., Gtd. Notes	5.750	07/15/21	16,155	16,195,387
Eagle Spinco, Inc., Gtd. Notes(c)	4.625	02/15/21	2,675	2,608,125
Hexion U.S. Finance Corp.,
Sec’d. Notes	9.000	11/15/20	21,905	15,004,925
Sr. Sec’d. Notes(c)	6.625	04/15/20	11,475	10,700,438
Sr. Sec’d. Notes(c)	8.875	02/01/18	7,750	6,742,500
Sr. Sec’d. Notes	10.000	04/15/20	4,575	4,666,500

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Koppers, Inc., Gtd. Notes	7.875%	12/01/19	9,259	$9,421,033
Platform Specialty Products Corp., Sr. Unsec’d. Notes, 144A	6.500	02/01/22	8,925	8,642,345
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., Sec’d. Notes, 144A	6.500	04/15/21	8,350	8,446,192
TPC Group, Inc., Sr. Sec’d. Notes, 144A (original cost $15,970,188; purchased 12/11/12-02/20/15)(b)(c)(d)	8.750	12/15/20	15,750	14,096,250
Tronox Finance LLC, Gtd. Notes(c)	6.375	08/15/20	5,587	4,581,340

				127,691,275

Consumer 2.1%
Carlson Wagonlit BV (Netherlands), Sr. Sec’d. Notes, 144A (original cost $3,100,000; purchased 05/09/12)(b)(d)	6.875	06/15/19	3,100	3,255,000
Energizer Spinco, Inc., Sr. Unsec’d. Notes, 144A	5.500	06/15/25	3,775	3,675,906
First Quality Finance Co., Inc., Sr. Unsec’d. Notes, 144A	4.625	05/15/21	5,970	5,611,800
Hearthside Group Holdings LLC/Hearthside Finance Co., Gtd. Notes, 144A	6.500	05/01/22	5,825	5,475,500
Interval Acquisition Corp., Gtd. Notes, 144A	5.625	04/15/23	4,800	4,740,000
Service Corp. International,
Sr. Unsec’d. Notes	5.375	01/15/22	975	1,022,531
Sr. Unsec’d. Notes	5.375	05/15/24	8,775	9,126,000
Spectrum Brands Escrow Corp., Gtd. Notes	6.375	11/15/20	4,125	4,367,344
Spectrum Brands, Inc., Gtd. Notes, 144A(c)	5.750	07/15/25	4,800	4,944,000
Springs Industries, Inc., Sr. Sec’d. Notes	6.250	06/01/21	20,336	20,183,480
West Corp., Gtd. Notes, 144A(c)	5.375	07/15/22	6,025	5,663,500

				68,065,061

Electric 6.2%
AES Corp. (The),
Sr. Unsec’d. Notes(c)	4.875	05/15/23	2,375	2,208,750
Sr. Unsec’d. Notes(c)	5.500	03/15/24	2,375	2,268,125
Sr. Unsec’d. Notes(c)	7.375	07/01/21	12,798	13,789,845
Calpine Corp.,
Sr. Sec’d. Notes, 144A	6.000	01/15/22	1,475	1,569,031
Sr. Sec’d. Notes, 144A(c)	7.875	01/15/23	6,770	7,243,900

See Notes to Financial Statements.

Prudential High Yield Fund	21

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
Calpine Corp., (Continued)
Sr. Unsec’d. Notes(c)	5.375%	01/15/23	11,125	$10,732,287
Sr. Unsec’d. Notes	5.500	02/01/24	13,900	13,413,500
Sr. Unsec’d. Notes(c)	5.750	01/15/25	5,900	5,715,625
Covanta Holding Corp.,
Sr. Unsec’d. Notes	5.875	03/01/24	2,075	2,023,125
Sr. Unsec’d. Notes(c)	6.375	10/01/22	1,975	2,029,313
Sr. Unsec’d. Notes	7.250	12/01/20	750	782,850
DPL, Inc.,
Sr. Unsec’d. Notes	6.500	10/15/16	787	806,675
Sr. Unsec’d. Notes	6.750	10/01/19	4,275	4,467,375
Sr. Unsec’d. Notes	7.250	10/15/21	16,230	16,737,187
Dynegy, Inc.,
Gtd. Notes(c)	5.875	06/01/23	7,925	7,568,375
Gtd. Notes	7.375	11/01/22	29,025	30,040,875
Gtd. Notes	7.625	11/01/24	14,360	14,945,888
GenOn Americas Generation LLC, Sr. Unsec’d. Notes	8.500	10/01/21	1,000	870,000
GenOn Energy, Inc.,
Sr. Unsec’d. Notes	7.875	06/15/17	1,950	1,862,250
Sr. Unsec’d. Notes(c)	9.500	10/15/18	3,375	3,244,219
Sr. Unsec’d. Notes(c)	9.875	10/15/20	13,825	13,064,625
InterGen NV (Netherlands), Sr. Sec’d. Notes, 144A (original cost $4,212,047; purchased 06/07/13-04/09/15)(b)(d)	7.000	06/30/23	4,300	3,751,750
Mirant Corp., Bonds, 144A(b)(e)	7.400	07/15/49	2,675	2,675
Mirant Mid Atlantic LLC,
Pass-Through Certificates, Series B	9.125	06/30/17	1,726	1,795,496
Pass-Through Certificates, Series C(c)	10.060	12/30/28	706	725,347
NRG Energy, Inc.,
Gtd. Notes(c)	6.250	07/15/22	9,167	8,937,825
Gtd. Notes(c)	6.250	05/01/24	9,200	8,740,000
Gtd. Notes	7.625	01/15/18	3,425	3,613,375
Gtd. Notes(c)	7.875	05/15/21	4,980	5,141,850
Gtd. Notes	8.250	09/01/20	4,125	4,259,063
NRG REMA LLC,
Pass-Through Certificates, Series B(b)	9.237	07/02/17	117	123,258
Pass-Through Certificates, Series C	9.681	07/02/26	7,565	7,716,300

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
Red Oak Power LLC, Sr. Sec’d. Notes (original cost $224,500; purchased 05/27/15)(b)(d)	9.200%	11/30/29	200	$224,000
RJS Power Holdings LLC, Gtd. Notes, 144A	4.625(a)	07/15/19	5,125	4,843,125

				205,257,884

Energy - Integrated 0.1%
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	5.375	01/26/19	5,000	2,700,000

Energy - Other 4.7%
Antero Resources Corp., Gtd. Notes	5.125	12/01/22	2,100	1,900,941
Bonanza Creek Energy, Inc.,
Gtd. Notes	5.750	02/01/23	2,625	1,785,000
Gtd. Notes(c)	6.750	04/15/21	3,775	2,793,500
Bristow Group, Inc., Gtd. Notes	6.250	10/15/22	3,100	2,728,000
California Resources Corp.,
Gtd. Notes(c)	5.500	09/15/21	3,050	2,364,909
Gtd. Notes(c)	6.000	11/15/24	18,800	13,940,200
CGG SA (France),
Gtd. Notes(c)	6.500	06/01/21	2,200	1,237,500
Gtd. Notes(c)	6.875	01/15/22	1,465	842,375
Gtd. Notes	7.750	05/15/17	523	415,785
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	10.750	02/15/20	9,600	9,480,000
Concho Resources, Inc.,
Gtd. Notes	5.500	04/01/23	1,835	1,812,815
Gtd. Notes(c)	6.500	01/15/22	500	510,105
CSI Compressco LP/Compressco Finance, Inc., Gtd. Notes	7.250	08/15/22	5,875	4,817,500
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A(c)	7.000	08/15/21	5,395	5,045,458
Sr. Unsec’d. Notes, 144A	8.125	09/15/23	2,450	2,376,500
EP Energy LLC/EP Energy Finance, Inc., Gtd. Notes(c)	9.375	05/01/20	490	474,565
Halcon Resources Corp., Sec’d. Notes, 144A(c)	8.625	02/01/20	3,950	3,466,125
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A (original cost $9,450,000; purchased 05/20/15)(b)(d)	5.750	10/01/25	9,450	8,505,000

See Notes to Financial Statements.

Prudential High Yield Fund	23

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Energy - Other (cont’d.)
Hornbeck Offshore Services, Inc., Gtd. Notes	5.875%	04/01/20	3,175	$2,540,000
Jupiter Resources, Inc. (Canada), Sr. Unsec’d. Notes, 144A (original cost $6,083,618; purchased 09/11/14)(b)(c)(d)	8.500	10/01/22	6,350	3,968,750
MEG Energy Corp. (Canada), Gtd. Notes, 144A	6.500	03/15/21	11,150	9,315,825
Memorial Resource Development Corp., Gtd. Notes(c)	5.875	07/01/22	7,225	6,574,750
Newfield Exploration Co.,
Sr. Unsec’d. Notes	5.375	01/01/26	6,025	5,603,250
Sr. Unsec’d. Notes	5.750	01/30/22	1,906	1,879,793
Parker Drilling Co., Gtd. Notes(c)	7.500	08/01/20	2,000	1,670,000
PHI, Inc., Gtd. Notes	5.250	03/15/19	3,525	3,022,687
Pioneer Energy Services Corp., Gtd. Notes	6.125	03/15/22	2,375	1,353,750
Precision Drilling Corp. (Canada),
Gtd. Notes	6.500	12/15/21	1,875	1,593,750
Gtd. Notes	6.625	11/15/20	2,000	1,760,000
QEP Resources, Inc.,
Sr. Unsec’d. Notes	5.250	05/01/23	2,550	2,206,260
Sr. Unsec’d. Notes	5.375	10/01/22	2,300	1,983,750
Range Resources Corp., Gtd. Notes(c)	5.000	08/15/22	2,014	1,857,915
Rice Energy, Inc., Gtd. Notes, 144A	7.250	05/01/23	5,800	5,394,000
SESI LLC, Gtd. Notes(c)	6.375	05/01/19	1,148	1,142,260
Seventy Seven Energy, Inc., Sr. Unsec’d. Notes(c)	6.500	07/15/22	1,800	837,000
Triangle USA Petroleum Corp., Sr. Unsec’d. Notes, 144A	6.750	07/15/22	5,170	3,102,000
Tullow Oil PLC (United Kingdom), Gtd. Notes, 144A	6.000	11/01/20	7,150	5,291,000
Western Refining Logistics LP/WNRL Finance Corp., Gtd. Notes	7.500	02/15/23	6,000	6,060,000
Western Refining, Inc., Gtd. Notes	6.250	04/01/21	8,380	8,296,200
WPX Energy, Inc.,
Sr. Unsec’d. Notes(c)	6.000	01/15/22	12,933	10,928,385
Sr. Unsec’d. Notes(c)	8.250	08/01/23	4,925	4,740,312

				155,617,915

Foods 4.5%
Acosta, Inc., Sr. Unsec’d. Notes, 144A(c)	7.750	10/01/22	13,450	13,323,839
B&G Foods, Inc., Gtd. Notes	4.625	06/01/21	4,200	4,089,750

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Foods (cont’d.)
Burger King Worldwide Funds (Canada), Sec’d. Notes, 144A(c)	6.000%	04/01/22	7,125	$7,338,750
CEC Entertainment, Inc., Gtd. Notes(c)	8.000	02/15/22	10,350	10,350,000
Cott Beverages, Inc. (Canada), Gtd. Notes	6.750	01/01/20	5,275	5,472,813
Darling Ingredients, Inc., Gtd. Notes(c)	5.375	01/15/22	4,950	4,888,125
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750	06/15/23	6,050	6,186,125
JBS USA LLC/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A (original cost $7,437,875; purchased 09/13/13-10/15/13)(b)(d)	7.250	06/01/21	7,450	7,775,937
Gtd. Notes, 144A (original cost $3,537,130; purchased 05/20/11-11/16/11)(b)(c)(d)	7.250	06/01/21	3,675	3,835,781
Sr. Unsec’d. Notes, 144A (original cost $6,615,000; purchased 05/20/15)(b)(d)	5.750	06/15/25	6,615	6,416,550
Sr. Unsec’d. Notes, 144A (original cost $6,448,688; purchased 06/11/14-07/04/14)(b)(c)(d)	5.875	07/15/24	6,450	6,425,812
Landry’s, Inc., Gtd. Notes, 144A (original cost $10,932,069; purchased 04/19/12-02/10/15)(b)(d)	9.375	05/01/20	10,590	11,318,062
Pilgrim’s Pride Corp., Gtd. Notes, 144A(c)	5.750	03/15/25	3,300	3,374,250
Post Holdings, Inc.,
Gtd. Notes(c)	7.375	02/15/22	10,900	11,172,500
Gtd. Notes, 144A(c)	6.000	12/15/22	9,325	8,998,625
Gtd. Notes, 144A(c)	6.750	12/01/21	3,375	3,400,313
Gtd. Notes, 144A(c)	8.000	07/15/25	5,575	5,756,188
Roundy’s Supermarkets, Inc., Sec’d. Notes, 144A	10.250	12/15/20	5,275	4,114,500
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes	6.625	08/15/22	2,600	2,765,750
Sr. Unsec’d. Notes, 144A	5.875	08/01/21	6,084	6,312,150
SUPERVALU, Inc., Sr. Unsec’d. Notes(c)	7.750	11/15/22	2,875	2,975,625
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A (original cost $6,850,000; purchased 05/29/15)(b)(d)	8.000	06/15/22	6,850	6,815,750
TreeHouse Foods, Inc., Gtd. Notes(c)	4.875	03/15/22	1,000	992,500
Wok Acquisition Corp., Gtd. Notes, 144A(c)	10.250	06/30/20	2,721	2,721,000

				146,820,695

See Notes to Financial Statements.

Prudential High Yield Fund	25

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Gaming 4.9%
Boyd Gaming Corp.,
Gtd. Notes(c)	6.875%	05/15/23	11,529	$11,846,047
Gtd. Notes	9.000	07/01/20	7,191	7,712,347
CCM Merger, Inc., Gtd. Notes, 144A (original cost $13,837,063; purchased 03/14/12-05/21/14)(b)(c)(d)	9.125	05/01/19	13,700	14,590,500
Eldorado Resorts, Inc., Sr. Unsec’d. Notes, 144A(c)	7.000	08/01/23	10,225	10,148,312
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes(c)	4.875	11/01/20	400	414,000
Gtd. Notes(c)	5.375	11/01/23	5,677	5,889,888
Golden Nugget Escrow, Inc., Sr. Unsec’d. Notes, 144A(c)	8.500	12/01/21	12,725	13,074,937
Isle of Capri Casinos, Inc.,
Gtd. Notes(c)	5.875	03/15/21	1,717	1,768,510
Gtd. Notes(c)	8.875	06/15/20	4,675	5,013,938
MGM Resorts International,
Gtd. Notes(c)	5.250	03/31/20	3,500	3,517,500
Gtd. Notes(c)	6.625	12/15/21	14,746	15,667,625
Gtd. Notes	7.625	01/15/17	1,500	1,578,750
Gtd. Notes	8.625	02/01/19	1,050	1,173,060
Penn National Gaming, Inc., Sr. Unsec’d. Notes(c)	5.875	11/01/21	13,620	13,824,300
Pinnacle Entertainment, Inc.,
Gtd. Notes	6.375	08/01/21	2,233	2,378,145
Gtd. Notes(c)	7.750	04/01/22	5,811	6,421,155
Scientific Games International, Inc.,
Gtd. Notes(c)	6.625	05/15/21	27,450	20,313,000
Gtd. Notes	10.000	12/01/22	2,375	2,179,063
Sr. Sec’d. Notes, 144A	7.000	01/01/22	3,725	3,808,813
Station Casinos LLC, Gtd. Notes	7.500	03/01/21	5,465	5,781,424
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sr. Sec’d. Notes, 144A (original cost $14,016,313; purchased 05/16/13-05/14/15)(b)(d)	6.375	06/01/21	14,200	13,490,000

				160,591,314

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical 9.2%
Acadia Healthcare Co., Inc.,
Gtd. Notes	5.625%	02/15/23	2,950	$3,007,345
Gtd. Notes	6.125	03/15/21	2,870	2,963,275
Gtd. Notes	12.875	11/01/18	2,003	2,153,225
Amsurg Corp., Gtd. Notes	5.625	07/15/22	2,200	2,245,386
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A	7.000	05/15/19	6,475	6,523,562
Centene Corp., Sr. Unsec’d. Notes	4.750	05/15/22	6,075	6,154,704
CHS/Community Health Systems, Inc.,
Gtd. Notes(c)	6.875	02/01/22	9,500	10,096,695
Gtd. Notes	8.000	11/15/19	13,077	13,665,465
ConvaTec Finance International SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A(c)	8.250	01/15/19	3,925	3,866,125
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500	12/15/18	6,075	6,318,000
Davita Healthcare Partners, Inc., Gtd. Notes	5.000	05/01/25	5,675	5,561,500
Emdeon, Inc., Gtd. Notes	11.000	12/31/19	12,170	13,067,537
Endo Finance LLC, Gtd. Notes, 144A(c)	5.750	01/15/22	2,525	2,581,813
Endo Finance LLC/Endo Ltd./Endo Finco, Inc,
Gtd. Notes, 144A(c)	6.000	07/15/23	5,700	5,928,000
Gtd. Notes, 144A(c)	6.000	02/01/25	2,950	3,031,125
Grifols Worldwide Operations Ltd. (Spain), Gtd. Notes	5.250	04/01/22	4,450	4,522,313
HCA Holdings, Inc., Sr. Unsec’d. Notes	6.250	02/15/21	1,250	1,356,250
HCA, Inc.,
Gtd. Notes	5.375	02/01/25	34,675	35,195,125
Gtd. Notes	7.190	11/15/15	3,537	3,571,450
Gtd. Notes	7.500	11/15/95	2,700	2,646,000
Gtd. Notes	8.000	10/01/18	3,234	3,711,015
Sr. Sec’d. Notes	5.000	03/15/24	2,400	2,457,000
HealthSouth Corp.,
Gtd. Notes	5.125	03/15/23	1,525	1,509,750
Gtd. Notes	7.750	09/15/22	1,153	1,200,561
Gtd. Notes, 144A	5.750	11/01/24	5,475	5,551,103
Horizon Pharma Financing, Inc., Sr. Unsec’d. Notes, 144A	6.625	05/01/23	9,075	9,369,937
Kindred Healthcare, Inc.,
Gtd. Notes	6.375	04/15/22	3,550	3,638,750
Gtd. Notes, 144A	8.000	01/15/20	4,725	5,176,828
Gtd. Notes, 144A(c)	8.750	01/15/23	2,175	2,436,000

See Notes to Financial Statements.

Prudential High Yield Fund	27

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
LifePoint Hospitals, Inc., Gtd. Notes	5.500%	12/01/21	4,200	$4,375,875
Mallinckrodt International Finance SA, Gtd. Notes	4.750	04/15/23	6,925	6,565,766
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A(c)	5.500	04/15/25	1,400	1,389,500
Gtd. Notes, 144A	5.750	08/01/22	400	408,600
MedAssets, Inc., Gtd. Notes	8.000	11/15/18	5,850	6,011,402
Ortho Clinical Diagnostics, Inc., Sr. Unsec’d. Notes, 144A(c)	6.625	05/15/22	23,225	20,757,344
Quintiles Transnational Corp., Gtd. Notes, 144A	4.875	05/15/23	3,625	3,697,500
Select Medical Corp., Gtd. Notes	6.375	06/01/21	13,550	13,753,250
Sterigenics-Nordion Holdings LLC, Sr. Unsec’d. Notes, 144A (original cost $2,725,000; purchased 05/08/15)(b)(d)	6.500	05/15/23	2,725	2,779,446
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.375	10/01/21	5,575	5,575,000
Sr. Sec’d. Notes	4.500	04/01/21	1,000	1,005,000
Sr. Sec’d. Notes	4.750	06/01/20	3,425	3,491,359
Sr. Sec’d. Notes(c)	6.000	10/01/20	1,625	1,738,750
Sr. Unsec’d. Notes	5.000	03/01/19	1,600	1,597,184
Sr. Unsec’d. Notes(c)	6.750	02/01/20	5,175	5,459,625
Sr. Unsec’d. Notes	6.750	06/15/23	7,125	7,338,750
Sr. Unsec’d. Notes	8.125	04/01/22	13,190	14,607,925
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A	5.500	03/01/23	3,400	3,446,750
Gtd. Notes, 144A	5.625	12/01/21	1,750	1,780,625
Gtd. Notes, 144A(c)	5.875	05/15/23	3,750	3,825,000
Gtd. Notes, 144A	7.500	07/15/21	3,975	4,268,156
Sr. Unsec’d. Notes, 144A(c)	6.125	04/15/25	19,865	20,460,950

				303,839,596

Insurance 0.1%
CNO Financial Group, Inc., Sr. Unsec’d. Notes	5.250	05/30/25	3,550	3,660,938

Lodging 0.7%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes	5.625	10/15/21	9,075	9,460,688

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Lodging (cont’d.)
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes	7.250%	03/15/18	2,300	$2,541,500
Viking Cruises Ltd.,
Sr. Unsec’d. Notes, 144A (original cost $3,050,000; purchased 05/05/15)(b)(d)	6.250	05/15/25	3,050	3,004,250
Sr. Unsec’d. Notes, 144A (original cost $6,734,250; purchased 07/17/14)(b)(d)	8.500	10/15/22	6,150	6,765,000

				21,771,438

Media & Entertainment 3.3%
AMC Entertainment, Inc., Gtd. Notes	5.750	06/15/25	9,400	9,353,000
AMC Networks, Inc., Gtd. Notes	7.750	07/15/21	2,808	2,997,540
Belo Corp., Sr. Unsec’d. Notes	7.750	06/01/27	2,795	3,046,550
Cable One, Inc., Gtd. Notes, 144A	5.750	06/15/22	4,075	4,115,750
Carmike Cinemas, Inc., Sec’d. Notes, 144A(c)	6.000	06/15/23	4,550	4,652,375
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes	5.250	03/15/21	2,825	2,874,438
Gtd. Notes	5.375	06/01/24	2,225	2,258,375
Cinemark USA, Inc.,
Gtd. Notes	4.875	06/01/23	4,989	4,864,275
Gtd. Notes(c)	5.125	12/15/22	5,775	5,775,000
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes	6.500	11/15/22	3,069	3,101,225
Gtd. Notes	6.500	11/15/22	3,074	3,175,442
Gtd. Notes(c)	7.625	03/15/20	2,275	2,331,875
Entercom Radio LLC, Gtd. Notes	10.500	12/01/19	3,425	3,626,219
Gannett Co., Inc., Gtd. Notes, 144A	5.500	09/15/24	2,250	2,227,500
Gray Television, Inc., Gtd. Notes(c)	7.500	10/01/20	7,300	7,548,565
Liberty Interactive LLC, Sr. Unsec’d. Notes	8.250	02/01/30	2,000	2,030,000
LIN Television Corp., Gtd. Notes	6.375	01/15/21	1,900	1,923,750
Live Nation Entertainment, Inc., Gtd. Notes, 144A	5.375	06/15/22	2,500	2,506,250
Mood Media Corp. (Canada), Gtd. Notes, 144A	9.250	10/15/20	3,825	2,907,000
NAI Entertainment Holdings/NAI Entertainment Holdings Finance, Sr. Sec’d. Notes, 144A (original cost $2,400,000; purchased 07/30/13)(b)(d)	5.000	08/01/18	2,400	2,448,000

See Notes to Financial Statements.

Prudential High Yield Fund	29

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
National CineMedia LLC, Sr. Sec’d. Notes	6.000%	04/15/22	4,075	$4,166,687
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	5.000	04/15/22	2,925	2,884,781
Regal Entertainment Group, Sr. Unsec’d. Notes	5.750	02/01/25	3,170	3,074,900
RR Donnelley & Sons Co.,
Sr. Unsec’d. Notes(c)	6.000	04/01/24	3,350	3,163,238
Sr. Unsec’d. Notes(c)	6.500	11/15/23	2,650	2,550,625
Sinclair Television Group, Inc.,
Gtd. Notes(c)	5.375	04/01/21	5,050	5,031,062
Gtd. Notes(c)	6.125	10/01/22	2,775	2,788,875
Gtd. Notes, 144A(c)	5.625	08/01/24	2,000	1,902,500
Tribune Media Co., Gtd. Notes, 144A(c)	5.875	07/15/22	7,375	7,430,312

				106,756,109

Metals 1.4%
AK Steel Corp., Gtd. Notes(c)	7.625	10/01/21	3,800	2,384,500
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes(c)	6.250	03/01/21	6,700	6,607,875
Sr. Unsec’d. Notes(c)	7.000	02/25/22	3,485	3,476,287
AuRico Gold, Inc. (Canada), Sec’d. Notes, 144A	7.750	04/01/20	1,400	1,260,000
CONSOL Energy, Inc., Gtd. Notes(c)	5.875	04/15/22	3,925	2,806,375
Eldorado Gold Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.125	12/15/20	1,870	1,608,200
First Quantum Minerals Ltd. (Canada),
Gtd. Notes, 144A(c)	7.000	02/15/21	2,581	1,819,605
Gtd. Notes, 144A	7.250	05/15/22	650	453,375
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A(c)	8.250	11/01/19	10,825	8,335,250
Graftech International Ltd., Gtd. Notes	6.375	11/15/20	1,925	1,520,750
JMC Steel Group, Inc., Sr. Unsec’d. Notes, 144A(c)	8.250	03/15/18	3,864	3,062,220
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A	7.500	11/01/20	1,450	1,431,875
New Gold, Inc. (Canada), Gtd. Notes, 144A	7.000	04/15/20	4,445	4,267,200
New Gold, Inc. (Canada), Sr. Unsec’d. Notes, 144A(c)	6.250	11/15/22	4,550	3,844,750
Peabody Energy Corp.,
Gtd. Notes	6.250	11/15/21	1,275	334,688
Sec’d. Notes, 144A(c)	10.000	03/15/22	3,835	1,534,000

				44,746,950

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Non-Captive Finance 3.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands),
Gtd. Notes	3.750%	05/15/19	1,625	$1,614,844
Gtd. Notes	4.250	07/01/20	975	982,313
Gtd. Notes	4.500	05/15/21	3,882	3,945,082
Gtd. Notes(c)	4.625	07/01/22	3,035	3,057,762
Aston Escrow Corp., Sr. Sec’d. Notes, 144A(b)	9.500	08/15/21	15,975	8,147,250
CIT Group, Inc.,
Sr. Unsec’d. Notes	5.000	05/15/17	700	720,125
Sr. Unsec’d. Notes(c)	5.000	08/15/22	22,550	22,916,437
Sr. Unsec’d. Notes	5.250	03/15/18	725	753,094
Sr. Unsec’d. Notes(c)	5.375	05/15/20	1,000	1,045,000
Sr. Unsec’d. Notes, 144A	5.500	02/15/19	1,725	1,813,406
ILFC E-Capital Trust II Ltd., Gtd. Notes, 144A	6.250(a)	12/21/65	4,275	4,034,531
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A	7.125	09/01/18	375	414,439
Sr. Unsec’d. Notes	3.875	04/15/18	4,590	4,612,950
Sr. Unsec’d. Notes	6.250	05/15/19	1,350	1,454,625
Sr. Unsec’d. Notes	8.250	12/15/20	1,150	1,362,750
Sr. Unsec’d. Notes	8.625	01/15/22	1,525	1,864,313
Sr. Unsec’d. Notes	8.875	09/01/17	3,600	3,964,500
KCG Holdings, Inc., Sr. Sec’d. Notes, 144A	6.875	03/15/20	5,975	5,556,750
Navient Corp., Sr. Unsec’d. Notes	5.000	10/26/20	1,500	1,335,000
OneMain Financial Holdings, Inc.,
Gtd. Notes, 144A	6.750	12/15/19	5,825	6,087,125
Gtd. Notes, 144A	7.250	12/15/21	6,725	6,960,375
Patriot Merger Corp., Sr. Unsec’d. Notes, 144A	9.000	07/15/21	2,400	2,352,000
SLM Corp., Sr. Unsec’d. Notes, MTN	8.000	03/25/20	7,300	7,391,250
Springleaf Finance Corp.,
Gtd. Notes(c)	6.000	06/01/20	9,825	9,972,375
Gtd. Notes	8.250	10/01/23	1,150	1,288,000

				103,646,296

Packaging 2.6%
AEP Industries, Inc., Sr. Unsec’d. Notes	8.250	04/15/19	4,400	4,444,000
Ardagh Finance Holdings SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A(c)	8.625	06/15/19	8,876	9,364,494
Ardagh Packaging Finance PLC (Ireland), Gtd. Notes, 144A	9.125	10/15/20	1,640	1,722,000

See Notes to Financial Statements.

Prudential High Yield Fund	31

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Packaging (cont’d.)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A(c)	6.000%	06/30/21	1,725	$1,711,717
Gtd. Notes, 144A(c)	6.250	01/31/19	2,825	2,881,500
Gtd. Notes, 144A(c)	6.750	01/31/21	1,485	1,514,700
Sr. Unsec’d. Notes, 144A	7.000	11/15/20	993	1,002,574
Gtd. Notes, 144A	9.125	10/15/20	6,075	6,351,412
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., Gtd. Notes, 144A	6.000	06/15/17	5,310	5,283,450
Coveris Holdings SA, Gtd. Notes, 144A	7.875	11/01/19	7,375	7,153,750
Greif, Inc., Sr. Unsec’d. Notes	6.750	02/01/17	3,200	3,328,000
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	5.875	08/15/23	1,800	1,831,500
Gtd. Notes, 144A(c)	6.375	08/15/25	1,275	1,303,688
PaperWorks Industries, Inc., Sr. Sec’d. Notes, 144A	9.500	08/15/19	6,805	6,662,095
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A (original cost $8,500,000; purchased 09/25/13-01/22/15)(b)(d)	6.500	10/01/21	8,500	8,330,000
Reynolds Group Issuer, Inc.,
Gtd. Notes	9.875	08/15/19	11,285	11,863,356
Sr. Sec’d. Notes	5.750	10/15/20	520	536,250
Sr. Sec’d. Notes	6.875	02/15/21	725	759,438
Sealed Air Corp.,
Gtd. Notes, 144A	4.875	12/01/22	3,225	3,225,000
Gtd. Notes, 144A	5.250	04/01/23	3,575	3,655,437
Gtd. Notes, 144A	6.500	12/01/20	1,425	1,578,188

				84,502,549

Paper 0.2%
Smurfit Kappa Acquisitions (Ireland), Sr. Sec’d. Notes, 144A	4.875	09/15/18	4,900	5,114,375
Tembec Industries, Inc. (Canada), Sr. Sec’d. Notes, 144A(c)	9.000	12/15/19	3,975	2,544,000

				7,658,375

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pipelines & Other 3.2%
AmeriGas Finance LLC, Gtd. Notes	7.000%	05/20/22	6,175	$6,406,562
AmeriGas Partners LP/AmeriGas Eagle Finance Corp., Sr. Unsec’d. Notes	6.500	05/20/21	1,147	1,158,470
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes	6.000	12/15/20	2,750	2,598,750
Gtd. Notes, 144A(c)	6.250	04/01/23	4,700	4,253,500
Energy Transfer Equity LP, Sr. Sec’d. Notes	7.500	10/15/20	3,650	3,910,136
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes, 144A	6.750	06/15/23	3,075	2,952,000
Sr. Unsec’d. Notes	6.500	05/01/21	4,275	4,104,000
Sr. Unsec’d. Notes	6.750	01/15/22	6,064	5,851,760
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625	06/15/20	3,430	3,464,300
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes	6.000	05/15/23	7,900	7,228,500
Gtd. Notes	6.750	08/01/22	5,575	5,407,750
Global Partners LP/GLP Finance Corp., Gtd. Notes	6.250	07/15/22	2,325	2,115,750
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
Gtd. Notes(c)	4.875	12/01/24	3,625	3,362,188
Gtd. Notes(c)	4.875	06/01/25	2,375	2,196,875
PBF Logistics LP/PBF Logistics Finance Corp., Gtd. Notes, 144A(c)	6.875	05/15/23	2,600	2,509,000
Regency Energy Partners LP/Regency Energy Finance Corp.,
Gtd. Notes	5.500	04/15/23	3,400	3,305,242
Gtd. Notes(c)	5.750	09/01/20	4,125	4,374,563
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A (original cost $3,594,625; purchased 02/21/14-02/25/14)(b)(d)	5.625	04/15/20	3,725	3,594,625
Sr. Unsec’d. Notes, 144A (original cost $5,469,688; purchased 01/10/13-06/13/13)(b)(c)(d)	6.000	01/15/19	5,525	5,525,000
Rose Rock Midstream LP/Rose Rock Finance Corp., Gtd. Notes, 144A	5.625	11/15/23	1,400	1,253,000

See Notes to Financial Statements.

Prudential High Yield Fund	33

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pipelines & Other (cont’d.)
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.500%	06/01/24	5,725	$5,424,437
Sr. Unsec’d. Notes	7.375	08/01/21	2,224	2,324,080
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes, 144A(c)	5.500	08/01/20	4,025	4,004,875
Gtd. Notes, 144A	6.375	04/01/23	8,925	8,969,625
Targa Resources Partners LP, Gtd. Notes	6.875	02/01/21	1,293	1,293,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes	5.875	10/01/20	2,650	2,656,625
Gtd. Notes	6.125	10/15/21	3,050	3,057,625
Gtd. Notes, 144A(c)	6.250	10/15/22	2,475	2,475,000

				105,777,238

Real Estate Investment Trusts (REITs) 1.5%
CTR Partnership LP/Caretrust Capital Corp., Gtd. Notes	5.875	06/01/21	500	506,250
CyrusOne LP/CyrusOne Finance Corp.,
Gtd. Notes	6.375	11/15/22	3,900	3,987,750
Gtd. Notes, 144A	6.375	11/15/22	2,600	2,658,500
DuPont Fabros Technology LP, Gtd. Notes	5.875	09/15/21	3,450	3,562,125
ESH Hospitality, Inc., Gtd. Notes, 144A(c)	5.250	05/01/25	3,475	3,370,750
Felcor Lodging LP,
Gtd. Notes, 144A	6.000	06/01/25	8,350	8,485,687
Sr. Sec’d. Notes(c)	5.625	03/01/23	1,530	1,575,900
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	5.500	05/01/24	3,275	3,373,250
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes	5.000	04/15/21	3,550	3,557,100
Gtd. Notes, 144A	5.000	04/15/23	4,107	4,065,930
Sabra Health Care LP/Sabra Capital Corp.,
Gtd. Notes	5.375	06/01/23	4,825	4,993,875
Gtd. Notes	5.500	02/01/21	1,600	1,672,000
Sabre GLBL, Inc., Sr. Sec’d. Notes, 144A	5.375	04/15/23	2,675	2,621,500
Senior Housing Properties Trust, Sr. Unsec’d. Notes	6.750	12/15/21	5,475	6,194,344

				50,624,961

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Retailers 3.3%
Caleres, Inc., Gtd. Notes, 144A	6.250%	08/15/23	4,175	$4,216,750
Claire’s Stores, Inc.,
Sr. Sec’d. Notes, 144A	6.125	03/15/20	3,675	2,866,500
Sr. Sec’d. Notes, 144A(c)	9.000	03/15/19	8,225	6,970,688
CST Brands, Inc., Gtd. Notes	5.000	05/01/23	2,150	2,131,188
Dufry Finance SCA (Switzerland), Gtd. Notes, 144A	5.500	10/15/20	10,025	10,422,180
Family Tree Escrow LLC, Sr. Sec’d. Notes, 144A(c)	5.750	03/01/23	4,150	4,347,125
Hot Topic, Inc.,
Sr. Sec’d. Notes, 144A (original cost $9,538,835; purchased 06/06/13-12/03/14)(b)(d)	9.250	06/15/21	9,350	9,443,500
Sr. Unsec’d. Notes, PIK, 144A	12.000	05/15/19	1,075	1,064,250
L Brands, Inc., Gtd. Notes	5.625	02/15/22	5,675	6,079,344
Men’s Wearhouse, Inc. (The), Gtd. Notes(c)	7.000	07/01/22	2,825	2,980,375
Murphy Oil USA, Inc., Gtd. Notes	6.000	08/15/23	1,975	2,034,250
Neiman Marcus Group Ltd., Inc., Gtd. Notes, 144A(c)	8.000	10/15/21	24,728	26,088,040
Petsmart, Inc., Sr. Unsec’d. Notes, 144A(c)	7.125	03/15/23	11,875	12,439,062
PVH Corp., Sr. Unsec’d. Notes(c)	4.500	12/15/22	1,600	1,596,000
Rite Aid Corp., Gtd. Notes, 144A	6.125	04/01/23	14,025	14,393,156

				107,072,408

Technology 10.1%
Activision Blizzard, Inc., Gtd. Notes, 144A(c)	6.125	09/15/23	1,225	1,316,875
Alcatel-Lucent USA, Inc. (France),
Gtd. Notes, 144A	6.750	11/15/20	1,955	2,086,963
Gtd. Notes, 144A	8.875	01/01/20	3,000	3,256,875
Ancestry.com, Inc.,
Gtd. Notes	11.000	12/15/20	4,125	4,583,906
Sr. Unsec’d. Notes, PIK, 144A	9.625	10/15/18	5,420	5,474,200
Audatex North America, Inc.,
Gtd. Notes, 144A	6.000	06/15/21	13,350	13,035,741
Gtd. Notes, 144A	6.125	11/01/23	800	792,912
Avaya, Inc., Sec’d. Notes, 144A	10.500	03/01/21	8,690	5,757,125
Blue Coat Holdings, Inc., Sr. Unsec’d. Notes, 144A	8.375	06/01/23	8,125	8,141,250
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A(c)	8.125	07/15/21	20,000	16,350,000

See Notes to Financial Statements.

Prudential High Yield Fund	35

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Technology (cont’d.)
BMC Software, Inc., Sr. Unsec’d. Notes, PIK, 144A(c)	9.000%	10/15/19	17,200	$12,728,000
Brightstar Corp.,
Gtd. Notes, 144A (original cost $5,379,588; purchased 11/23/10-06/13/12)(b)(d)	9.500	12/01/16	5,305	5,358,050
Sr. Unsec’d. Notes, 144A (original cost $7,372,509; purchased 07/26/13-08/09/13)(b)(d)	7.250	08/01/18	7,450	7,841,125
CDW LLC/CDW Finance Corp., Gtd. Notes	5.500	12/01/24	11,320	11,206,800
Ceridian HCM Holding, Inc., Sr. Unsec’d. Notes, 144A (original cost $1,325,000; purchased 03/21/13)(b)(d)	11.000	03/15/21	1,325	1,308,438
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A(c)	6.625	06/01/20	21,940	22,790,175
CommScope Technologies Finance LLC, Sr. Unsec’d. Notes, 144A	6.000	06/15/25	8,550	8,314,875
CommScope, Inc., Gtd. Notes, 144A	5.500	06/15/24	3,925	3,812,156
CoreLogic, Inc., Gtd. Notes	7.250	06/01/21	2,500	2,618,750
First Data Corp.,
Gtd. Notes(c)	10.625	06/15/21	8,932	9,881,025
Gtd. Notes	11.250	01/15/21	6,787	7,499,635
Gtd. Notes	11.750	08/15/21	29,967	33,757,825
Gtd. Notes	12.625	01/15/21	20,192	23,195,560
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A	6.000	01/15/22	4,015	4,195,675
Infor Software Parent LLC/Infor Software Parent, Inc., Gtd. Notes, PIK, 144A (original cost $11,378,734; purchased 04/03/14-07/31/15)(b)(c)(d)	7.125	05/01/21	11,364	10,298,625
Infor US, Inc., Gtd. Notes, 144A (original cost $13,517,750; purchased 03/18/15-08/18/15)(b)(d)	6.500	05/15/22	13,500	12,656,250
Interactive Data Corp.,
Gtd. Notes, 144A(c)	5.875	04/15/19	1,250	1,264,063
Sr. Unsec’d. Notes, PIK, 144A	8.250	12/15/17	6,945	6,971,044
Italics Merger Sub., Inc., Sr. Unsec’d. Notes, 144A(c)	7.125	07/15/23	9,400	9,092,526

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Technology (cont’d.)
Micron Technology, Inc.,
Sr. Unsec’d. Notes, 144A(c)	5.250%	08/01/23	11,900	$11,096,750
Sr. Unsec’d. Notes, 144A	5.250	01/15/24	2,000	1,855,000
Sr. Unsec’d. Notes, 144A(c)	5.625	01/15/26	11,975	10,867,312
Nuance Communications, Inc., Gtd. Notes, 144A	5.375	08/15/20	11,480	11,501,582
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A(c)	4.625	06/15/22	6,125	6,063,750
Gtd. Notes, 144A	5.750	02/15/21	3,635	3,794,031
Presidio Holdings, Inc., Sr. Unsec’d. Notes, 144A	10.250	02/15/23	5,225	5,342,563
Sensata Technologies BV (Netherlands),
Gtd. Notes, 144A	4.875	10/15/23	6,075	5,968,688
Gtd. Notes, 144A	5.000	10/01/25	2,000	1,940,000
Sophia Holding Finance LP/Sophia Holding Finance, Inc., Gtd. Notes, PIK, 144A	9.625	12/01/18	1,100	1,118,557
Sophia LP/Sophia Finance, Inc., Gtd. Notes, 144A	9.750	01/15/19	11,615	12,413,531
Syniverse Holdings, Inc., Gtd. Notes	9.125	01/15/19	5,770	5,005,475

				332,553,683

Telecommunications 4.9%
Altice Finco SA (Luxembourg), Gtd. Notes, 144A	7.625	02/15/25	1,025	1,004,500
Altice SA (Luxembourg), Gtd. Notes, 144A(c)	7.625	02/15/25	6,025	5,723,750
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A(c)	5.375	07/15/23	9,125	9,033,750
Altice US Finance II Corp., Sr. Unsec’d. Notes, 144A(c)	7.750	07/15/25	2,900	2,827,500
Altice US Finance SA (Luxembourg), Sr. Unsec’d. Notes, 144A	7.750	07/15/25	4,075	3,901,812
CenturyLink, Inc.,
Sr. Unsec’d. Notes(c)	5.625	04/01/20	700	698,257
Sr. Unsec’d. Notes	6.875	01/15/28	4,700	4,206,500
Crown Castle International Corp., Sr. Unsec’d. Notes	5.250	01/15/23	1,615	1,689,694
Digicel Group Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A	7.125	04/01/22	780	679,575
Sr. Unsec’d. Notes, 144A	8.250	09/30/20	5,600	5,180,000
Digicel Ltd. (Jamaica), Gtd. Notes, 144A	6.750	03/01/23	8,445	7,748,287
Eileme 2 AB (Poland), Sr. Sec’d. Notes, 144A	11.625	01/31/20	3,640	3,981,250

See Notes to Financial Statements.

Prudential High Yield Fund	37

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Frontier Communications Corp.,
Sr. Unsec’d. Notes(c)	6.250%	09/15/21	1,475	$1,346,528
Sr. Unsec’d. Notes(c)	7.125	01/15/23	1,981	1,788,843
Sr. Unsec’d. Notes	8.500	04/15/20	450	462,375
Sr. Unsec’d. Notes	8.750	04/15/22	3,750	3,693,750
Sprint Capital Corp.,
Gtd. Notes	6.875	11/15/28	17,010	14,628,600
Gtd. Notes	6.900	05/01/19	12,060	12,225,825
Sprint Communications, Inc.,
Gtd. Notes, 144A(c)	7.000	03/01/20	1,575	1,672,965
Gtd. Notes, 144A	9.000	11/15/18	2,265	2,522,644
Sr. Unsec’d. Notes	7.000	08/15/20	2,325	2,295,937
Sprint Corp.,
Gtd. Notes(c)	7.125	06/15/24	7,990	7,388,273
Gtd. Notes	7.625	02/15/25	13,418	12,520,671
Gtd. Notes	7.875	09/15/23	6,000	5,767,500
T-Mobile USA, Inc.,
Gtd. Notes	6.375	03/01/25	7,375	7,537,250
Gtd. Notes	6.633	04/28/21	5,900	6,165,500
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, 144A	5.303	05/30/24	7,400	7,455,500
Wind Acquisition Finance SA (Italy),
Sec’d. Notes, 144A	7.375	04/23/21	13,800	14,110,500
Sr. Sec’d. Notes, 144A(c)	6.500	04/30/20	3,300	3,473,250
Windstream Holdings, Inc.,
Gtd. Notes(c)	6.375	08/01/23	6,725	4,935,545
Gtd. Notes(c)	7.500	04/01/23	3,405	2,664,447
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes, 144A(c)	6.375	05/15/25	2,730	2,702,700

				162,033,478

Textiles, Apparel & Luxury Goods 0.1%
Levi Strauss & Co., Sr. Unsec’d. Notes	5.000	05/01/25	3,475	3,401,156

Tobacco 0.1%
Vector Group Ltd., Gtd. Notes	7.750	02/15/21	4,450	4,734,800

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Transportation Services 1.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes, 144A	5.125%	06/01/22	6,900	$6,805,125
Hertz Corp. (The),
Gtd. Notes(c)	5.875	10/15/20	1,275	1,288,209
Gtd. Notes	6.750	04/15/19	2,165	2,213,713
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., Sr. Sec’d. Notes, 144A	7.375	01/15/22	6,100	5,063,000
OPE KAG Finance Sub., Inc., Sr. Unsec’d. Notes, 144A	7.875	07/31/23	4,525	4,615,500
XPO Logistics, Inc.,
Gtd. Notes, 144A(c)	6.500	06/15/22	12,550	12,361,750
Sr. Unsec’d. Notes, 144A(c)	7.875	09/01/19	4,950	5,247,000

				37,594,297

TOTAL CORPORATE BONDS (cost $3,182,186,283)				3,083,545,100

			Shares
COMMON STOCKS
Adelphia Recovery Trust*(b)			2,000,000	2,000
DEX Media, Inc.*(c)			29,839	7,758
Newell Recovery LLC (original cost $23,194; purchased 08/22/12)*(b)(d)			100	250
Newell Recycling Southeast LLC (original cost $23,194; purchased 08/22/12)*(b)(d)			100	250
WKI Holding Co., Inc.*(b)			6,031	318,316

TOTAL COMMON STOCKS (cost $19,257,148)				328,574

PREFERRED STOCKS 0.2%

Banking 0.2%
Citigroup Capital XIII (Capital security, fixed to floating preferred), 7.875%(a)			153,000	3,909,150
Goldman Sachs Group, Inc. (The) (fixed to floating preferred), 6.375%(a)			87,000	2,268,090

				6,177,240

See Notes to Financial Statements.

Prudential High Yield Fund	39

Portfolio of Investments

as of August 31, 2015 continued

Description	Shares	Value (Note 1)

Building Materials & Construction
New Millennium Homes LLC (original cost $0; purchased 05/27/1998)*(b)(d)	2,000	$102,000

Cable
Adelphia Communications Corp. (Class A Stock)*(b)(e)	20,000	20

TOTAL PREFERRED STOCKS (cost $6,018,416)		6,279,260

	Units
WARRANTS*

Chemicals
Hercules, Inc., expiring 03/31/29	230	4,803

Media & Entertainment
MediaNews Group, Inc., expiring 03/19/17(b)	6,854	69

TOTAL WARRANTS (cost $0)		4,872

TOTAL LONG-TERM INVESTMENTS (cost $3,261,732,621)		3,141,282,038

	Shares
SHORT-TERM INVESTMENTS 22.2%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund (cost $460,433)(f)	47,388	442,129
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $729,214,281; includes $633,274,014 of cash collateral for securities on loan)(f)(g)	729,214,281	729,214,281

TOTAL SHORT-TERM INVESTMENTS (cost $729,674,714)(Note 3)		729,656,410

TOTAL INVESTMENTS 117.6% (cost $3,991,407,335)(Note 5)		3,870,938,448
Liabilities in excess of other assets(h) (17.6)%		(580,557,927)

NET ASSETS 100.0%		$3,290,380,521

See Notes to Financial Statements.

40

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

CDS—Credit Default Swap

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

MTN—Medium Term Note

PIK—Payment-in-Kind

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2015.
(b)	Indicates a security or securities that has been deemed illiquid (unaudited).
(c)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $620,344,234; cash collateral of $633,274,014 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In addition, as of August 31, 2015, $870,441 of cash collateral had been segregated to cover the securities lending requirements. Securities on loan are subject to contractual netting arrangements.
(d)	Indicates a restricted security; the aggregate original cost of the restricted securities is $275,141,746. The aggregate value, $260,906,493, is approximately 7.9% of net assets.
(e)	Represents issuer in default on interest payments. Non-income producing security.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund.
(g)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(h)	Includes net unrealized appreciation on the following derivative contracts held at reporting period end:

Credit default swap agreements outstanding at August 31, 2015:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Value at August 31, 2015(3)	Value at Trade Date	Unrealized Appreciation
Exchange-traded credit default swaps on credit indices—Sell Protection(1):
CDX.NA.HY.23	12/20/19	5.000%	29,100	$1,791,978	$1,469,550	$322,428

Cash of $1,500,000 has been segregated with Citigroup Global Markets to cover requirements for open exchange-traded credit default swap agreements at August 31, 2015.

See Notes to Financial Statements.

Prudential High Yield Fund	41

Portfolio of Investments

as of August 31, 2015 continued

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Implied Credit Spread at August 31, 2015(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate issues—Sell Protection(1):
NRG Energy, Inc.	03/20/16	4.100%	1,850	0.414%	$53,485	$—	$53,485	Goldman Sachs & Co.

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

42

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$4,906,905	$—
Bank Loans	—	40,008,254	6,209,073
Corporate Bonds	—	3,075,826,125	7,718,975
Common Stocks	7,758	—	320,816
Preferred Stocks	6,177,240	—	102,020
Warrants	—	4,803	69
Affiliated Mutual Funds	729,656,410	—	—
Other Financial Instruments*
Exchange-traded credit default swaps	—	322,428	—
Over-the-counter credit default swaps	—	53,485	—

Total	$735,841,408	$3,121,122,000	$14,350,953

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

See Notes to Financial Statements.

Prudential High Yield Fund	43

Portfolio of Investments

as of August 31, 2015 continued

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2015 was as follows (Unaudited):

Affiliated Mutual Funds (including 19.3% of collateral for securities on loan)	22.2%
Technology	10.9
Healthcare & Pharmaceutical	9.2
Capital Goods	7.6
Electric	6.2
Gaming	5.1
Building Materials & Construction	5.0
Telecommunications	4.9
Energy - Other	4.7
Foods	4.5
Chemicals	4.1
Cable	3.6
Retailers	3.3
Media & Entertainment	3.3
Pipelines & Other	3.2
Non-Captive Finance	3.2
Automotive	3.1
Packaging	2.6%
Banking	2.1
Consumer	2.1
Real Estate Investment Trusts (REITs)	1.5
Metals	1.4
Aerospace & Defense	1.2
Transportation Services	1.1
Lodging	0.8
Paper	0.2
Collateralized Loan Obligations	0.1
Tobacco	0.1
Insurance	0.1
Textiles, Apparel & Luxury Goods	0.1
Energy - Integrated	0.1

117.6
Liabilities in excess of other assets	(17.6)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and credit risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due to/from broker—variation margin—swaps	$322,428	*	—	$—
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	53,485		—	—
Equity contracts	Unaffiliated investments	4,872		—	—

Total		$380,785			$—

*	Includes cumulative appreciation/depreciation as reported in schedule of exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

44

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Credit contracts	$(1,218,173)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Swaps	Total
Credit contracts	$—	$(490,255)	$(490,255)
Equity contracts	(60,136)	—	(60,136)

Total	$(60,136)	$(490,255)	$(550,391)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended August 31, 2015, the Fund’s average notional amount for credit default swaps as seller was $69,784,000.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Goldman Sachs & Co.	$53,485	$—	$(150,000)	$—

See Notes to Financial Statements.

Prudential High Yield Fund	45

Portfolio of Investments

as of August 31, 2015 continued

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Goldman Sachs & Co.	$—	$—	$—	$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Fund. Such amounts are applied up to 100% of the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

46

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • AUGUST 31, 2015

Prudential High Yield Fund

Statement of Assets & Liabilities

as of August 31, 2015

Assets
Investments at value, including securities on loan of $620,344,234:
Unaffiliated investments (cost $3,261,732,621)	$3,141,282,038
Affiliated investments (cost $729,674,714)	729,656,410
Cash	472,243
Deposit with broker	1,500,000
Dividends and interest receivable	59,711,062
Receivable for Fund shares sold	8,001,440
Receivable for investments sold	6,787,519
Deposit with affiliated securities lending agent	870,441
Unrealized appreciation on over-the-counter swap agreements	53,485
Prepaid expenses	12,867

Total assets	3,948,347,505

Liabilities
Payable to broker for collateral for securities on loan	634,144,455
Payable for Fund shares reacquired	10,853,830
Payable for investments purchased	8,071,409
Dividends payable	2,054,104
Management fee payable	1,195,430
Accrued expenses and other liabilities	763,712
Distribution fee payable	624,128
Affiliated transfer agent fee payable	160,939
Due to broker—variation margin swaps	78,584
Deferred directors’ fees	20,393

Total liabilities	657,966,984

Net Assets	$3,290,380,521

Net assets were comprised of:
Common stock, at par	$6,111,001
Paid-in capital in excess of par	3,494,137,991

3,500,248,992
Undistributed net investment income	7,163,942
Accumulated net realized loss on investment and foreign currency transactions	(96,939,878)
Net unrealized depreciation on investments and foreign currencies	(120,092,535)

Net assets, August 31, 2015	$3,290,380,521

See Notes to Financial Statements.

48

Class A
Net asset value and redemption price per share
($1,218,179,023 ÷ 226,437,403 shares of common stock issued and outstanding)	$5.38
Maximum sales charge (4.50% of offering price)	0.25

Maximum offering price to public	$5.63

Class B
Net asset value, offering price and redemption price per share
($215,461,964 ÷ 40,096,863 shares of common stock issued and outstanding)	$5.37

Class C
Net asset value, offering price and redemption price per share
($236,533,187 ÷ 44,026,781 shares of common stock issued and outstanding)	$5.37

Class Q
Net asset value, offering price and redemption price per share
($58,416,341 ÷ 10,847,790 shares of common stock issued and outstanding)	$5.39

Class R
Net asset value, offering price and redemption price per share
($51,715,577 ÷ 9,614,993 shares of common stock issued and outstanding)	$5.38

Class Z
Net asset value, offering price and redemption price per share
($1,510,074,429 ÷ 280,076,241 shares of common stock issued and outstanding)	$5.39

See Notes to Financial Statements.

Prudential High Yield Fund	49

Statement of Operations

Year Ended August 31, 2015

Net Investment Income
Income
Interest income	$217,559,845
Affiliated income from securities lending, net	1,473,098
Unaffiliated dividend income	439,876
Affiliated dividend income	168,677

Total income	219,641,496

Expenses
Management fee	13,956,485
Distribution fee—Class A	3,562,641
Distribution fee—Class B	1,764,160
Distribution fee—Class C	2,545,175
Distribution fee—Class R	405,649
Transfer agent’s fees and expenses (including affiliated expense of $788,900)	3,815,000
Custodian and accounting fees	396,000
Shareholders’ reports	284,000
Registration fees	248,000
Directors’ fees	75,000
Insurance expenses	41,000
Legal fees and expenses	37,000
Audit fee	34,000
Miscellaneous	27,525

Total expenses	27,191,635
Less: Distribution fee waiver—Class A	(336,648)
Distribution fee waiver—Class R	(135,216)

Net expenses	26,719,771

Net investment income	192,921,725

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized loss on:
Investment transactions	(27,728,363)
Swap agreement transactions	(1,218,173)
Foreign currency transactions	(2,049)

(28,948,585)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,410))	(212,032,012)
Swap agreements	(490,255)
Foreign currencies	526

(212,521,741)

Net loss on investment and foreign currency transactions	(241,470,326)

Net Decrease In Net Assets Resulting From Operations	$(48,548,601)

See Notes to Financial Statements.

50

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$192,921,725	$183,207,559
Net realized gain (loss) on investment and foreign currency transactions	(28,948,585)	59,962,831
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(212,521,741)	57,692,842

Net increase (decrease) in net assets resulting from operations	(48,548,601)	300,863,232

Dividends from net investment income (Note 1)
Class A	(79,193,882)	(83,503,654)
Class B	(13,262,634)	(13,538,701)
Class C	(13,715,297)	(13,997,820)
Class Q	(2,899,765)	(687,488)
Class R	(3,185,804)	(3,272,298)
Class X	—	(1,226)
Class Z	(89,227,167)	(80,314,668)

	(201,484,549)	(195,315,855)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	1,080,008,204	1,078,720,776
Net asset value of shares issued in reinvestment of dividends and distributions	173,068,158	164,498,612
Cost of shares reacquired	(998,762,410)	(921,234,679)

Net increase in net assets from Fund share transactions	254,313,952	321,984,709

Total increase	4,280,802	427,532,086

Net Assets:
Beginning of year	3,286,099,719	2,858,567,633

End of year(a)	$3,290,380,521	$3,286,099,719

(a) Includes undistributed net investment income of:	$7,163,942	$6,016,545

See Notes to Financial Statements.

Prudential High Yield Fund	51

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 15 (the “Company”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as a diversified, open-end management investment company. The Company consists of two funds: Prudential High Yield Fund (the “Fund”) and Prudential Short Duration High Yield Income Fund. These financial statements relate to Prudential High Yield Fund. The Fund’s investment objective is to maximize current income. As a secondary investment objective, the Fund seeks capital appreciation but only when consistent with the Fund’s primary objective of current income.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

52

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter (“OTC”) market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Prudential High Yield Fund	53

Notes to Financial Statements

continued

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely

54

marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry,

Prudential High Yield Fund	55

Notes to Financial Statements

continued

region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with the counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract.

Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at reporting date, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into credit default swaps to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

56

The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such

Prudential High Yield Fund	57

Notes to Financial Statements

continued

mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In

58

connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of August 31, 2015, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Loan Participations: The Fund may invest in loan participations, another type of restricted security. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Payment In Kind Securities: The Fund may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous

Prudential High Yield Fund	59

Notes to Financial Statements

continued

day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of

60

its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50% of the Fund’s average daily net assets up to $250 million, .475% of the next $500 million, .45% of the next $750 million, .425% of the next $500 million, .40% of the next $500 million, .375% of the next $500 million and .35% of the Fund’s average daily net assets in excess of $3 billion. The effective management fee rate was .43% for the year ended August 31, 2015.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. Formerly through April 11, 2014, the Fund had a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, served as co-distributor of Class X shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund. Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, .75%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through March 8, 2015. Effective March 9, 2015, the Class A contractual distribution and service (12b-1) fees

Prudential High Yield Fund	61

Notes to Financial Statements

continued

were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 fee waiver was terminated. For the year ended August 31, 2015, PIMS contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares.

As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

PIMS has advised the Fund that it has received $1,416,658 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2015, it received $2,187, $342,788 and $25,532 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS, PIM and PAD are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended August 31, 2015, PIM has been compensated approximately $440,000 for these services.

The Fund invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission and in the Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Funds are disclosed on the Statement of Operations as affiliated dividend income.

62

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2015, aggregated $1,799,287,414 and $1,502,351,214, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended August 31, 2015, the adjustments were to increase undistributed net investment income by 9,710,221, increase accumulated net realized loss on investment and foreign currency transactions by $9,721,624 and increase paid in capital in excess of par by $11,403 due to differences in the treatment for book and tax purposes of premium amortization, certain transactions involving foreign securities and currencies, paydown gains/losses, swaps, and other book to tax differences. Net investment income, net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended August 31, 2015 and August 31, 2014, the tax character of dividends paid by the Fund were $201,484,549 and $195,315,855 of ordinary income, respectively.

As of August 31, 2015, the accumulated undistributed earnings on a tax basis was $9,283,103 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$4,000,114,680	$47,511,955	$(176,688,187)	$(129,176,232)	$360,971	$(128,815,261)

Prudential High Yield Fund	63

Notes to Financial Statements

continued

The difference between book and tax basis is primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for book and tax purposes and trust preferred securities. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of swaps.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after September 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before August 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of August 31, 2015, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$4,214,000

Pre-Enactment Losses:
Expiring 2018	$49,857,000

The Fund elected to treat post-October capital losses of approximately $34,191,000 as having been incurred in the following fiscal year (August 31, 2016).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, but are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which

64

declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% during the first 12 months. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. Class Q, Class R and Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 3 billion shares of common stock, $.01 par value per share, divided into 6 classes, designated Class A, Class B, Class C, Class Q, Class R and Class Z common stock. Of the authorized shares of common stock of the Fund, 550 million shares are designated for Class A common stock, 75 million shares are designated for Class B common stock, 125 million shares are designated for Class C common stock, 500 million shares are designated for Class Q common stock, 150 million shares are designated for Class R common stock, and 500 million shares are designated for Class Z common stock.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2015:
Shares sold	37,784,860	$210,561,585
Shares issued in reinvestment of dividends and distributions	11,688,852	65,047,906
Shares reacquired	(53,421,960)	(297,129,188)

Net increase (decrease) in shares outstanding before conversion	(3,948,248)	(21,519,697)
Shares issued upon conversion from other share class(es)	1,587,855	8,858,501
Shares reacquired upon conversion into other share class(es)	(3,428,484)	(19,030,037)

Net increase (decrease) in shares outstanding	(5,788,877)	$(31,691,233)

Year ended August 31, 2014:
Shares sold	31,866,582	$183,587,307
Shares issued in reinvestment of dividends and distributions	11,714,551	67,531,261
Shares reacquired	(44,046,313)	(253,449,540)

Net increase (decrease) in shares outstanding before conversion	(465,180)	(2,330,972)
Shares issued upon conversion from other share class(es)	1,186,158	6,849,047
Shares reacquired upon conversion into other share class(es)	(5,471,223)	(31,636,684)

Net increase (decrease) in shares outstanding	(4,750,245)	$(27,118,609)

Prudential High Yield Fund	65

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended August 31, 2015:
Shares sold	336,735	$1,865,668
Shares issued in reinvestment of dividends and distributions	1,930,960	10,734,052
Shares reacquired	(5,665,887)	(31,465,662)

Net increase (decrease) in shares outstanding before conversion	(3,398,192)	(18,865,942)
Shares reacquired upon conversion into other share class(es)	(1,308,285)	(7,296,774)

Net increase (decrease) in shares outstanding	(4,706,477)	$(26,162,716)

Year ended August 31, 2014:
Shares sold	10,579,556	$60,957,516
Shares issued in reinvestment of dividends and distributions	1,866,561	10,755,175
Shares reacquired	(4,821,903)	(27,730,811)

Net increase (decrease) in shares outstanding before conversion	7,624,214	43,981,880
Shares reacquired upon conversion into other share class(es)	(1,010,627)	(5,833,252)

Net increase (decrease) in shares outstanding	6,613,587	$38,148,628

Class C
Year ended August 31, 2015:
Shares sold	7,939,650	$44,407,132
Shares issued in reinvestment of dividends and distributions	2,039,526	11,334,398
Shares reacquired	(11,934,470)	(66,142,653)

Net increase (decrease) in shares outstanding before conversion	(1,955,294)	(10,401,123)
Shares reacquired upon conversion into other share class(es)	(623,055)	(3,474,232)

Net increase (decrease) in shares outstanding	(2,578,349)	$(13,875,355)

Year ended August 31, 2014:
Shares sold	11,287,152	$65,018,908
Shares issued in reinvestment of dividends and distributions	1,988,484	11,451,688
Shares reacquired	(10,487,457)	(60,228,260)

Net increase (decrease) in shares outstanding before conversion	2,788,179	16,242,336
Shares reacquired upon conversion into other share class(es)	(508,136)	(2,926,501)

Net increase (decrease) in shares outstanding	2,280,043	$13,315,835

66

Class Q	Shares	Amount
Year ended August 31, 2015:
Shares sold	11,506,894	$64,675,894
Shares issued in reinvestment of dividends and distributions	513,394	2,852,645
Shares reacquired	(4,330,479)	(23,834,537)

Net increase (decrease) in shares outstanding before conversion	7,689,809	43,694,002
Shares issued upon conversion from other share class(es)	691,850	3,881,279

Net increase (decrease) in shares outstanding	8,381,659	$47,575,281

Year ended August 31, 2014:
Shares sold	1,499,160	$8,683,554
Shares issued in reinvestment of dividends and distributions	119,133	688,446
Shares reacquired	(560,310)	(3,248,060)

Net increase (decrease) in shares outstanding	1,057,983	$6,123,940

Class R
Year ended August 31, 2015
Shares sold	2,376,252	$13,235,546
Shares issued in reinvestment of dividends and distributions	571,724	3,181,316
Shares reacquired	(3,241,718)	(18,023,267)

Net increase (decrease) in shares outstanding	(293,742)	$(1,606,405)

Year ended August 31, 2014:
Shares sold	3,214,716	$18,497,113
Shares issued in reinvestment of dividends and distributions	567,409	3,270,947
Shares reacquired	(2,930,220)	(16,890,913)

Net increase (decrease) in shares outstanding	851,905	$4,877,147

Class X
Period ended April 11, 2014*:
Shares issued in reinvestment of dividends and distributions	204	$1,162
Shares reacquired	(1,343)	(7,565)

Net increase (decrease) in shares outstanding before conversion	(1,139)	(6,403)
Shares reacquired upon conversion into Class A	(11,948)	(68,325)

Net increase (decrease) in shares outstanding	(13,087)	$(74,728)

Prudential High Yield Fund	67

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended August 31, 2015:
Shares sold	133,643,733	$745,262,379
Shares issued in reinvestment of dividends and distributions	14,344,007	79,917,841
Shares reacquired	(100,706,938)	(562,167,103)

Net increase (decrease) in shares outstanding before conversion	47,280,802	263,013,117
Shares issued upon conversion from other share class(es)	3,988,510	22,189,698
Shares reacquired upon conversion into other share class(es)	(913,473)	(5,128,435)

Net increase (decrease) in shares outstanding	50,355,839	$280,074,380

Year ended August 31, 2014:
Shares sold	128,576,956	$741,976,378
Shares issued in reinvestment of dividends and distributions	12,240,948	70,799,933
Shares reacquired	(96,842,573)	(559,679,530)

Net increase (decrease) in shares outstanding before conversion	43,975,331	253,096,781
Shares issued upon conversion from other shares classes	5,957,029	34,505,900
Shares reacquired upon conversion into other share class(es)	(154,203)	(890,185)

Net increase (decrease) in shares outstanding	49,778,157	$286,712,496

*	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 8, 2015 and will continue to provide a commitment of $900 million through October 6, 2015. Effective October 8, 2015, the Funds pay an annualized commitment fee of .11% of the unused portion of the SCA.

68

The Fund did not utilize the SCA during the year ended August 31, 2015.

Note 8. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

Prudential High Yield Fund	69

Financial Highlights

Class A Shares
	Year Ended August 31,
	2015(a)	2014(a)	2013(a)	2012(a)	2011(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$5.80	$5.60	$5.59	$5.34	$5.32
Income (loss) from investment operations:
Net investment income	.33	.33	.34	.37	.40
Net realized and unrealized gain (loss) on investment transactions	(.41)	.22	.04	.27	.03
Total from investment operations	(.08)	.55	.38	.64	.43
Less Dividends:
Dividends from net investment income	(.34)	(.35)	(.37)	(.39)	(.41)
Capital Contributions(e):	-	-	-	-	-	(d)
Net asset value, end of year	$5.38	$5.80	$5.60	$5.59	$5.34
Total Return(b):	(1.39)%	10.11%	6.85%	12.55%	8.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,218,179	$1,347,911	$1,327,678	$1,339,113	$1,078,117
Average net assets (000)	$1,290,432	$1,355,610	$1,385,567	$1,187,666	$1,147,761
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(f)	.83%	.82%	.83%	.87%	.88%
Expenses before waivers and/or expense reimbursement(f)	.85%	.87%	.88%	.92%	.93%
Net investment income	5.88%	5.78%	6.04%	6.75%	7.20%
Portfolio turnover rate	48%	51%	55%	48%	87%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended August 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(f) Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 fee waiver was terminated.

See Notes to Financial Statements.

70

Class B Shares
	Year Ended August 31,
	2015(a)	2014(a)	2013(a)	2012(a)	2011(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$5.80	$5.60	$5.59	$5.34	$5.31
Income (loss) from investment operations:
Net investment income	.30	.30	.32	.34	.37
Net realized and unrealized gain (loss) on investment transactions	(.42)	.23	.03	.28	.05
Total from investment operations	(.12)	.53	.35	.62	.42
Less Dividends:
Dividends from net investment income	(.31)	(.33)	(.34)	(.37)	(.39)
Capital Contributions(e):	-	-	-	-	-	(d)
Net asset value, end of year	$5.37	$5.80	$5.60	$5.59	$5.34
Total Return(b):	(2.06)%	9.57%	6.33%	12.00%	7.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$215,462	$259,756	$213,714	$163,309	$115,162
Average net assets (000)	$235,221	$239,412	$194,916	$131,650	$108,578
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.33%	1.32%	1.33%	1.37%	1.38%
Expenses before waivers and/or expense reimbursement	1.33%	1.32%	1.33%	1.37%	1.38%
Net investment income	5.38%	5.27%	5.53%	6.25%	6.70%
Portfolio turnover rate	48%	51%	55%	48%	87%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended August 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential High Yield Fund	71

Financial Highlights

continued

Class C Shares
	Year Ended August 31,
	2015(a)	2014(a)	2013(a)	2012(a)	2011(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$5.80	$5.59	$5.58	$5.33	$5.31
Income (loss) from investment operations:
Net investment income	.29	.29	.30	.32	.36
Net realized and unrealized gain (loss) on investment transactions	(.42)	.23	.04	.28	.04
Total from investment operations	(.13)	.52	.34	.60	.40
Less Dividends:
Dividends from net investment income	(.30)	(.31)	(.33)	(.35)	(.38)
Capital Contributions(f):	-	-	-	-	-	(e)
Net asset value, end of year	$5.37	$5.80	$5.59	$5.58	$5.33
Total Return(b):	(2.31)%	9.49%	6.07%	11.74%	7.45%

Ratios/Supplemental Data:
Net assets, end of year (000)	$236,533	$270,142	$247,992	$229,715	$136,177
Average net assets (000)	$254,515	$258,825	$260,306	$172,185	$132,854
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	1.58%	1.57%	1.58%	1.62%	1.55%
Expenses before waivers and/or expense reimbursement	1.58%	1.57%	1.58%	1.62%	1.63%
Net investment income	5.13%	5.03%	5.29%	5.98%	6.52%
Portfolio turnover rate	48%	51%	55%	48%	87%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75% of the average daily net assets of the Class C shares through December 31, 2010.

(e) Less than $.005 per share.

(f) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended August 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

72

Class Q Shares
	Year Ended August 31,			October 31, 2011(a) through August 31,
	2015(b)	2014(b)	2013(b)	2012(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$5.81	$5.61	$5.61	$5.41
Income from investment operations:
Net investment income	.35	.35	.37	.35
Net realized and unrealized gain (loss) on investment transactions	(.41)	.23	.02	.19
Total from investment operations	(.06)	.58	.39	.54
Less Dividends:
Dividends from net investment income	(.36)	(.38)	(.39)	(.34)
Net asset value, end of period	$5.39	$5.81	$5.61	$5.61
Total Return(c):	(1.01)%	10.50%	7.04%	10.41%

Ratios/Supplemental Data:
Net assets, end of period (000)	$58,416	$14,336	$7,901	$63,914
Average net assets (000)	$44,388	$10,563	$52,463	$48,841
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.46%	.46%	.47%	.50%	(e)
Expenses before waivers and/or expense reimbursement	.46%	.46%	.47%	.50%	(e)
Net investment income	6.27%	6.12%	6.40%	6.97%	(e)
Portfolio turnover rate	48%	51%	55%	48%	(f)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential High Yield Fund	73

Financial Highlights

continued

Class R Shares
	Year Ended August 31,
	2015(a)	2014(a)	2013(a)	2012(a)	2011(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.80	$5.60	$5.59	$5.34	$5.32
Income (loss) from investment operations:
Net investment income	.31	.32	.33	.35	.38
Net realized and unrealized gain (loss) on investment transactions	(.40)	.22	.04	.28	.04
Total from investment operations	(.09)	.54	.37	.63	.42
Less Dividends:
Dividends from net investment income	(.33)	(.34)	(.36)	(.38)	(.40)
Capital Contributions(e):	-	-	-	-	-	(d)
Net asset value, end of year	$5.38	$5.80	$5.60	$5.59	$5.34
Total Return(b):	(1.63)%	9.84%	6.59%	12.26%	7.88%

Ratios/Supplemental Data:
Net assets, end of year (000)	$51,716	$57,502	$50,732	$36,886	$20,630
Average net assets (000)	$54,089	$55,379	$47,639	$27,717	$16,155
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.08%	1.07%	1.08%	1.12%	1.13%
Expenses before waivers and/or expense reimbursement	1.33%	1.32%	1.33%	1.37%	1.38%
Net investment income	5.63%	5.53%	5.78%	6.47%	6.93%
Portfolio turnover rate	48%	51%	55%	48%	87%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended August 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

74

Class X Shares
	Period Ended April 11,		Year Ended August 31,
	2014(a)(h)		2013(a)	2012(a)	2011(a)		2010(a)		2009
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$5.60		$5.59	$5.34	$5.31		$4.83		$5.19
Income (loss) from investment operations:
Net investment income	.17		.30	.33	.36		.41		.38
Net realized and unrealized gain (loss) on investment transactions	.22		.04	.27	.04		.49		(.33)
Total from investment operations	.39		.34	.60	.40		.90		.05
Less Dividends:
Dividends from net investment income	(.19)		(.33)	(.35)	(.37)		(.42)		(.41)
Capital Contributions(e):	-		-	-	-	(d)	-	(d)	-
Net asset value, end of period	$5.80		$5.60	$5.59	$5.34		$5.31		$4.83
Total Return(b):	7.09%		6.06%	11.69%	7.54%		19.07%		2.32%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2		$73	$249	$459		$966		$1,878
Average net assets (000)	$36		$167	$363	$766		$1,359		$2,152
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.56%	(f)	1.58%	1.62%	1.63%		1.65%		1.66%
Expenses before waivers and/or expense reimbursement	1.56%	(f)	1.58%	1.62%	1.63%		1.65%		1.66%
Net investment income	4.90%	(f)	5.30%	6.06%	6.48%		7.97%		9.19%
Portfolio turnover rate	51%	(g)(i)	55%	48%	87%		91%		82%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal years ended August 31, 2011 and 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(f) Annualized.

(g) Not annualized.

(h) As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

(i) Calculated as of August 31, 2014.

See Notes to Financial Statements.

Prudential High Yield Fund	75

Financial Highlights

continued

Class Z Shares
	Year Ended August 31,
	2015(a)	2014(a)	2013(a)	2012(a)	2011(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$5.82	$5.62	$5.61	$5.35	$5.33
Income (loss) from investment operations:
Net investment income	.34	.35	.36	.38	.42
Net realized and unrealized gain (loss) on investment transactions	(.41)	.22	.04	.29	.03
Total from investment operations	(.07)	.57	.40	.67	.45
Less Dividends:
Dividends from net investment income	(.36)	(.37)	(.39)	(.41)	(.43)
Capital Contributions(e):	-	-	-	-	-	(d)
Net asset value, end of year	$5.39	$5.82	$5.62	$5.61	$5.35
Total Return(b):	(1.29)%	10.38%	7.13%	13.07%	8.47%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,510,074	$1,336,453	$1,010,477	$725,367	$334,696
Average net assets (000)	$1,394,662	$1,254,191	$911,701	$479,766	$304,551
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.58%	.57%	.58%	.62%	.63%
Expenses before waivers and/or expense reimbursement	.58%	.57%	.58%	.62%	.63%
Net investment income	6.13%	6.02%	6.29%	6.97%	7.43%
Portfolio turnover rate	48%	51%	55%	48%	87%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended August 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

76

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 15:

We have audited the accompanying statement of assets and liabilities of the Prudential High Yield Fund, a portfolio of Prudential Investment Portfolios, Inc. 15 (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 30, 2015

Prudential High Yield Fund	77

Federal Income Tax Information

(Unaudited)

For the year ended August 31, 2015, the Fund reports the maximum amount allowable but not less than 85.01% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

Interest-related dividends do not include any distribution paid by a fund with respect to Fund tax years beginning after August 31, 2015. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2015.

78

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 66	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 66	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 66	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential High Yield Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 66	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 66	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 66	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 66	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 66	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (42) Board Member & Vice President Portfolios Overseen: 66	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 64	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.
(1)	The year that each individual joined PIP 15’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential High Yield Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential High Yield Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential High Yield Fund1 (the “Fund”) consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential High Yield Fund is a series of Prudential Investment Portfolios, Inc. 15.

Prudential High Yield Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also considered the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential High Yield Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper High Yield Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*     *     *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential High Yield Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential High Yield Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL HIGH YIELD FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PBHAX	PBHYX	PRHCX	PHYQX	JDYRX	PHYZX
CUSIP	74440Y108	74440Y207	74440Y306	74440Y884	74440Y603	74440Y801

MF110E    0283765-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL SHORT DURATION HIGH YIELD INCOME FUND

ANNUAL REPORT • AUGUST 31, 2015

Objective

To provide a high level of current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), a Prudential Financial company and member SIPC. Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. ©2015 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

October 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Short Duration High Yield Income Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Short Duration High Yield Income Fund

Prudential Short Duration High Yield Income Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 8/31/15
	One Year	Since Inception
Class A	0.72%	8.98% (10/26/12)
Class C	–0.13	6.55 (10/26/12)
Class Q	N/A	1.54 (10/27/14)
Class Z	0.98	9.79 (10/26/12)
Barclays US High Yield Ba/B Rated 1–5 Yr 1% Capped Index	–1.37	—
Lipper High Yield Funds Average	–3.38	—

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Since Inception
Class A	–2.20%	1.51% (10/26/12)
Class C	–0.72	1.85 (10/26/12)
Class Q	N/A	N/A (10/27/14)
Class Z	1.35	2.92 (10/26/12)
Barclays US High Yield Ba/B Rated 1–5 Yr 1% Capped Index	–2.11	—
Lipper High Yield Funds Average	–3.77	—

Average Annual Total Returns (With Sales Charges) as of 8/31/15
	One Year	Since Inception
Class A	–2.55%	1.88% (10/26/12)
Class C	–1.07	2.25 (10/26/12)
Class Q	N/A	N/A (10/27/14)
Class Z	0.98	3.33 (10/26/12)

Average Annual Total Returns (Without Sales Charges) as of 8/31/15
	One Year	Since Inception
Class A	0.72%	3.07% (10/26/12)
Class C	–0.13	2.25 (10/26/12)
Class Q	N/A	N/A (10/27/14)
Class Z	0.98	3.33 (10/26/12)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Barclays US High Yield Ba/B Rated 1-5 Year 1% Capped Index by portraying the initial account values at the beginning of the period for Class A shares (October 26, 2012) and the account values at the end of the current fiscal year (August 31, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Short Duration High Yield Income Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	1%	None	None

Benchmark Definitions

Barclays US High Yield Ba/B Rated 1–5 Year 1% Capped Index

The Barclays US High Yield Ba/B Rated 1–5 Year 1% Capped Index (Capped Index) represents the performance of US short duration, higher-rated high yield bonds. The cumulative total returns for the Capped Index measured from the month-end closest to the inception date for Class A, C, and Z shares through 8/31/15 are 11.20% and –1.09% for Class Q shares. The average annual total return for the Capped Index measured from the month-end closest to the inception date for Class A, C, and Z shares through 9/30/15 is 3.05%. Class Q shares have been in existence for less than one year and have no average annual total return performance available.

Lipper High Yield Funds Average

The Lipper High Yield Funds Average (Lipper Average) is based on the average return of all funds in the Lipper High Yield Funds category for the periods noted. Funds in the Lipper Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. The cumulative total returns for the Lipper Average measured from the month-end closest to the inception date for Class A, C, and Z shares through 8/31/15 are 10.61% and –2.15% for Class Q shares. The average annual total return for the Lipper Average measured from the month-end closest to the inception date for Class A, C, and Z shares through 9/30/15 is 2.60%. Class Q shares have been in existence for less than one year and have no average annual total return performance available.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

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Distributions and Yields as of 8/31/15
	Total Distributions Paid for 12 Months	30-Day Subsidized SEC Yield*	30-Day Unsubsidized SEC Yield**
Class A	$0.59	4.53%	4.53%
Class C	0.52	3.93	3.93
Class Q	0.52	5.00	5.00
Class Z	0.61	4.94	4.94

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 8/31/15
BBB	2.4%
BB	49.3
B	41.0
CCC	7.2
Not Rated	0.3
Cash/Cash Equivalents	–0.2
Total Investments	100.0%

Source: Prudential Investment Management, Inc. (PIM)

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

Prudential Short Duration High Yield Income Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Short Duration High Yield Income Fund’s Class A shares returned 0.72% for the 12-month reporting period ended August 31, 2015, outperforming the –1.37% return of the Barclays US High Yield Ba/B Rated 1–5 Year 1% Capped Index (the Index) and the –3.38% return of the Lipper High Yield Funds Average.

What were conditions like in the US high yield corporate bond market?

•

High yield corporate bonds struggled throughout the reporting period. The broad high yield corporate bond market (as represented by the Index) faced several hurdles, including continued volatility in oil prices, investor concerns about Federal Reserve (Fed) rate hikes, weakness in the Chinese equity market, fears of a global recession, and uncertainty regarding the Greek debt situation.

•	Throughout the volatile period, the high quality short duration high yield segment of the market outperformed the broader market by approximately 1.7%.

•

With the exception of energy and metals and mining companies, the performance of high yield corporate bonds was driven by the ongoing search for yield, against a backdrop of generally strong fundamentals for high yield issuers and default rates that remained well below historical averages.

•

Overall, high yield debt securities with healthier fundamentals performed best. Higher-quality bonds rated BB returned 0.2% during the period, outperforming lower-quality bonds rated B and CCC, which declined 3.2% and 10.6% respectively.

•

Among the best performers in the Index were certain financials, including banks and Real Estate Investment Trusts (REITs), as well as consumer-oriented sectors, such as airlines, health care and pharmaceutical, and consumer non-cyclical. Commodity-related sectors, such as energy and metals and mining, were by far the worst performers, with energy declining nearly 20%. Aerospace and defense also retreated, declining 5.1% for the period.

What strategies proved most beneficial to the Fund’s performance?

•	The Fund benefited from strong sector and security selection during the reporting period.

•	An underweight relative to the Index in the energy sector, which struggled during the period, was the largest positive contributor to performance.

•	The Fund’s overweight positions in the technology, gaming, and health care sectors added to returns.

•	Solid security selection in the metals, paper and packaging, technology, industrial, and transportation and environmental services sectors contributed positively.

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•

In terms of individual issue selection, the Fund benefited from its underweights in energy names, including Linn Energy, Energy XXI, and Sandridge Energy. Its underweight positions in paper manufacturer Verso Paper Management and Spain-based environmental services holding company Abengoa SA also added to results.

What strategies detracted most from the Fund’s performance?

•	Relative to the Index, security selection in the retail, restaurants, energy, and consumer and capital goods sectors hindered the Fund’s performance.

•	An underweight in the banking sector, as well as positioning in the finance and paper & packaging sectors, detracted from Fund returns.

•

In terms of individual issue selection, the Fund was hurt by overweight positions in Afren, an oil and gas exploration company; Intercontinental Exchange, which operates exchanges and clearing houses for the financial and commodity markets; Phones 4U, a UK mobile phone provider; and NCSG Crane & Heavy Haul Corporation, which provides mobile crane rental and heavy haul services. All four securities underperformed during the period.

Did the Fund use derivatives and how did they affect performance?

The Fund used derivatives, specifically currency forwards, to hedge the currency risk from owning non-dollar-denominated bonds. The derivatives help immunize any impact from fluctuating currency rates, which were volatile over the one-year period.

Prudential Short Duration High Yield Income Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2015, at the beginning of the period, and held through the six-month period ended August 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Short Duration High Yield Income Fund		Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,003.10	1.11%	$5.60
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65

Class C	Actual	$1,000.00	$998.30	1.86%	$9.37
	Hypothetical	$1,000.00	$1,015.83	1.86%	$9.45

Class Q	Actual	$1,000.00	$1,004.90	0.77%	$3.89
	Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92

Class Z	Actual	$1,000.00	$1,004.40	0.86%	$4.34
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2015, and divided by 365 days in the Fund’s fiscal year ended August 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Short Duration High Yield Income Fund	9

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the 12-month period ended August 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.14%	1.11%
C	1.86	1.86
Q	0.77	0.77
Z	0.86	0.86

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of August 31, 2015

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
LONG-TERM INVESTMENTS 98.3%

BANK LOANS(a) 2.4%

Building Materials & Construction 0.3%
Materis CHRYSO SA (France)	4.750%	08/13/21	EUR	3,000	$3,343,713

Chemicals 0.2%
Axalta Coating Systems US Holdings	3.750	02/01/20		2,359	2,350,641

Foods 0.5%
Agrokor DD Spv2 (Croatia), PIK	9.500	06/04/18	EUR	4,000	4,488,582
Jacobs Douwe Egberts (Netherlands)	4.250	07/02/22	EUR	1,900	2,132,966

					6,621,548

Metals 0.5%
FMG Resources (August 2006) Pty. Ltd. (Australia)	3.750	06/30/19		2,976	2,399,377
Murray Energy Corp.	7.500	04/16/20		6,000	4,489,998

					6,889,375

Technology 0.6%
BMC Software Finance, Inc.	5.000	09/10/20		4,987	4,570,476
Kronos, Inc.	9.750	04/30/20		3,541	3,623,151

					8,193,627

Telecommunications 0.3%
Communications Sales & Leasing, Inc.	5.000	10/24/22		4,650	4,456,249

TOTAL BANK LOANS (cost $35,918,728)					31,855,153

CORPORATE BONDS 95.7%

Aerospace & Defense 0.7%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(b)	4.750	04/15/19		6,650	5,386,500
Sr. Unsec’d. Notes, 144A(b)	7.500	03/15/18		4,025	3,763,375

					9,149,875

Airlines 1.5%
Continental Airlines Pass-Through Trust, Pass-Through Certificates, Series 2012-3, Class C(b)	6.125	04/29/18		18,725	19,427,188

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	11

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Automotive 1.9%
American Axle & Manufacturing, Inc., Gtd. Notes(b)	5.125%	02/15/19	3,500	$3,543,750
Gtd. Notes	7.750	11/15/19	3,500	3,902,500
Fiat Chrysler Automobiles NV (United Kingdom), Sr. Unsec’d. Notes(b)	4.500	04/15/20	1,925	1,925,962
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250	11/15/19	2,125	2,114,375
Schaeffler Holding Finance BV (Germany), Sr. Sec’d. Notes, PIK, 144A(b)	6.250	11/15/19	2,350	2,473,375
Sr. Sec’d. Notes, PIK, 144A	6.875	08/15/18	6,425	6,630,600
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.000	04/29/20	4,000	3,999,400

				24,589,962

Building Materials & Construction 8.5%
Beazer Homes USA, Inc., Gtd. Notes(b)	5.750	06/15/19	5,925	5,702,813
Sr. Sec’d. Notes	6.625	04/15/18	13,896	14,312,880
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.500	12/15/20	5,675	5,660,813
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $8,071,819; purchased 04/24/14 - 05/29/15)(c)(d)	6.750	05/01/21	7,510	7,857,337
Cemex Espana SA Luxembourg (Mexico), Sr. Sec’d. Notes, 144A	9.875	04/30/19	4,000	4,354,000
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	9.500	06/15/18	2,500	2,731,250
D.R. Horton, Inc., Gtd. Notes(b)	3.625	02/15/18	2,018	2,048,270
Gtd. Notes	6.500	04/15/16	100	102,125
HD Supply, Inc., Gtd. Notes	11.500	07/15/20	3,500	4,007,500
KB Home, Gtd. Notes	4.750	05/15/19	7,729	7,593,742
Lennar Corp., Gtd. Notes	6.950	06/01/18	125	135,625
Gtd. Notes	4.500	06/15/19	4,200	4,292,400
Gtd. Notes	4.500	11/15/19	8,125	8,324,062
Standard Pacific Corp., Gtd. Notes	8.375	05/15/18	15,066	17,024,580
Toll Brothers Finance Corp., Gtd. Notes	4.000	12/31/18	500	510,000

See Notes to Financial Statements.

12

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Building Materials & Construction (cont’d.)
U.S. Concrete, Inc., Sr. Sec’d. Notes	8.500%	12/01/18	14,575	$15,230,875
USG Corp., Sr. Unsec’d. Notes(b)	6.300	11/15/16	3,725	3,837,868
Sr. Unsec’d. Notes	9.750	01/15/18	7,000	7,875,000
William Lyon Homes, Inc., Gtd. Notes	8.500	11/15/20	1,600	1,728,000

				113,329,140

Cable & Satellite 8.6%
Cablevision Systems Corp., Sr. Unsec’d. Notes(b)	7.750	04/15/18	5,500	5,925,700
Sr. Unsec’d. Notes(b)	8.625	09/15/17	9,440	10,313,200
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(b)	6.500	04/30/21	20,245	21,160,074
Gtd. Notes	7.000	01/15/19	2,140	2,209,550
Gtd. Notes	7.375	06/01/20	2,000	2,085,000
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	6.375	09/15/20	4,687	4,601,462
CSC Holdings LLC, Sr. Unsec’d. Notes(b)	7.625	07/15/18	4,218	4,618,710
Sr. Unsec’d. Notes	7.875	02/15/18	4,250	4,643,125
Sr. Unsec’d. Notes	8.625	02/15/19	250	281,250
DISH DBS Corp., Gtd. Notes(b)	4.250	04/01/18	5,195	5,179,363
Gtd. Notes(b)	4.625	07/15/17	3,000	3,063,750
Gtd. Notes	7.875	09/01/19	5,509	5,971,205
Harron Communications LP/Harron Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $12,018,750; purchased 04/14/15 - 06/24/15)(c)(d)	9.125	04/01/20	11,000	11,825,000
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes(b)	7.250	04/01/19	11,592	11,331,180
Gtd. Notes	7.250	10/15/20	2,815	2,705,919
Numericabie-SFR SAS (France), Sr. Sec’d. Notes, 144A(b)	4.875	05/15/19	4,675	4,704,219
Telesat Canada/Telesat LLC (Canada), Gtd. Notes, 144A	6.000	05/15/17	6,850	6,935,625
UPCB Finance V Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	7.250	11/15/21	5,661	6,078,499

				113,632,831

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	13

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Capital Goods 5.5%
Anixter, Inc., Gtd. Notes	5.625%	05/01/19	6,776	$7,097,860
BiueLine Rental Finance Corp., Sec’d. Notes, 144A (original cost $1,136,375; purchased 01/16/14 - 02/11/14)(b)(c)(d)	7.000	02/01/19	1,125	1,063,125
Case New Holland Industrial, Inc. (United Kingdom), Gtd. Notes(b)	7.875	12/01/17	2,570	2,785,623
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A (original cost $2,725,000; purchased 03/21/14)(c)(d)	8.750	12/15/19	2,500	2,403,125
CNH Industrial Capital LLC, Gtd. Notes, 144A	3.875	07/16/18	2,825	2,814,406
Gtd. Notes	3.625	04/15/18	375	372,188
Gtd. Notes	3.875	11/01/15	250	250,000
Dycom Investments, Inc., Gtd. Notes	7.125	01/15/21	2,000	2,085,000
Hertz Corp. (The), Gtd. Notes	7.500	10/15/18	5,716	5,837,465
International Wire Group Holdings, Inc., Sec’d. Notes, 144A	8.500	10/15/17	3,150	3,244,500
Laureate Education, Inc., Gtd. Notes, 144A(b)	10.000	09/01/19	6,700	5,619,625
Michael Baker International LLC/CDL Acquisition Co., Inc., Sr. Sec’d. Notes, 144A	8.250	10/15/18	7,910	7,712,250
NCSG Crane & Heavy Haul Services, Inc. (Canada), Sec’d. Notes, 144A	9.500	08/15/19	3,525	1,921,125
Safway Group Holding LLC/Satway Finance Corp., Sec’d. Notes, 144A(b)	7.000	05/15/18	9,272	9,456,420
SPX Corp., Gtd. Notes(b)	6.875	09/01/17	6,781	7,221,765
Terex Corp., Gtd. Notes(b)	6.500	04/01/20	2,900	3,008,750
Unifrax 1 LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $6,917,735; purchased 01/31/13 - 06/30/14)(c)(d)	7.500	02/15/19	6,583	6,566,542
United Rentals North America, Inc., Gtd. Notes	8.250	02/01/21	2,364	2,499,930
WireCo WorldGroup, Inc., Gtd. Notes(b)	9.500	05/15/17	1,650	1,402,500

				73,362,199

Capital Markets 0.1%
KCG Holdings, Inc., Sr. Sec’d. Notes, 144A	6.875	03/15/20	1,750	1,627,500

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Chemicals 3.9%
Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, Gtd. Notes, 144A(b)	7.375%	05/01/21	25,130	$26,886,587
Chemtura Corp., Gtd. Notes	5.750	07/15/21	1,280	1,283,200
Hexion, Inc., Sr. Sec’d. Notes(b)	8.875	02/01/18	4,600	4,002,000
Koppers, Inc., Gtd. Notes	7.875	12/01/19	17,627	17,935,472
PolyOne Corp., Sr. Unsec’d. Notes	7.375	09/15/20	1,200	1,246,800

				51,354,059

Consumer 1 3%
Scotts Miracle-Gro Co. (The), Gtd. Notes	6.625	12/15/20	6,374	6,628,960
Service Corp. International, Sr. Unsec’d. Notes	7.625	10/01/18	9,730	10,897,600

				17,526,560

Electric 3.2%
AES Corp., Sr. Unsec’d. Notes	3.324(a)	06/01/19	1,725	1,707,750
Sr. Unsec’d. Notes(b)	7.375	07/01/21	2,772	2,986,830
Sr. Unsec’d. Notes(b)	8.000	06/01/20	182	210,328
DPL, Inc., Sr. Unsec’d. Notes	6.500	10/15/16	901	923,525
Sr. Unsec’d. Notes	7.250	10/15/21	3,400	3,506,250
Dynegy, Inc., Gtd. Notes	6.750	11/01/19	9,575	9,928,078
GenOn Energy, Inc., Sr. Unsec’d. Notes(b)	9.500	10/15/18	2,525	2,427,156
Mirant Mid-Atlantic Trust, Pass-Through Certificates, Series B	9.125	06/30/17	583	605,931
NRG Energy, Inc., Gtd. Notes(b)	7.625	01/15/18	12,500	13,187,500
Gtd. Notes(b)	7.875	05/15/21	2,000	2,065,000
Gtd. Notes	8.250	09/01/20	4,375	4,517,188
NRG REMA LLC, Pass-Through Certificates, Series B(c)	9.237	07/02/17	251	265,444

				42,330,980

Energy—Integrated
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	7.250	12/12/21	200	108,000

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	15

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Energy—Other 0.9%
CGG SA (France), Gtd. Notes	7.750%	05/15/17		288	$228,960
EP Energy LLC/Everest Acquisition Finance, Inc., Gtd. Notes(b)	9.375	05/01/20		225	217,913
PHI, Inc., Gtd. Notes	5.250	03/15/19		1,650	1,414,875
SESI LLC, Gtd. Notes(b)	6.375	05/01/19		2,925	2,910,375
Whiting Canadian Holding Com., ULC, Gtd. Notes	8.125	12/01/19		5,000	4,800,000
WPX Energy, Inc., Sr. Unsec’d. Notes	7.500	08/01/20		2,850	2,737,083

					12,309,206

Food & Beverage 4.6%
Aramark Services, Inc., Gtd. Notes	5.750	03/15/20		1,005	1,042,059
Bertin SA/Bertin Finance Ltd. (Brazil), Gtd. Notes, 144A	10.250	10/05/16		2,900	3,060,950
Cott Beverages, Inc. (Canada), Gtd. Notes	6.750	01/01/20		7,125	7,392,188
Diamond Foods, Inc., Gtd. Notes, 144A(b)	7.000	03/15/19		9,800	10,094,000
Iceland Bondco PLC (United Kingdom), Sr. Sec’d. Notes, 144A	4.834(a)	07/15/20	GBP	2,254	2,836,177
JBS SA (Brazil Sr Unsec’d Notes RegS	10.500	08/04/16		1,500	1,593,750
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $4,865,625; purchased 06/17/14)(b)(c)(d)	7.250	06/01/21		4,500	4,696,875
Landry’s, Inc., Gtd. Notes, 144A (original cost $18,625,707; purchased 05/27/14 - 07/22/15)(c)(d)	9.375	05/01/20		17,255	18,441,281
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes 144A	9.000	11/01/19		5,230	5,569,950
Smithfield Foods, Inc., Sr. Unsec’d. Notes	7.750	07/01/17		2,825	3,065,125
Sr. Unsec’d. Notes, 144A	5.250	08/01/18		3,425	3,484,938

					61,277,293

Gaming 7.4%
Boyd Gaming Corp., Gtd. Notes	9.000	07/01/20		1,300	1,394,250
CCM Merger, Inc., Gtd. Notes, 144A (original cost $6,468,325; purchased 09/04/13 - 08/17/15)(c)(d)	9.125	05/01/19		6,135	6,533,775
GLP Capital LP/GLP Financing II, Inc., Gtd, Notes(b)	4.375	11/01/18		6,425	6,617,750

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Gaming (cont’d.)
Golden Nugget Escrow, Inc., Sr. Unsec’d. Notes, 144A(b)	8.500%	12/01/21		2,235	$2,296,463
Isle of Capri Casinos, Inc., Gtd. Notes(b)	8.875	06/15/20		8,417	9,027,232
MGM Resorts International, Gtd. Notes	7.625	01/15/17		11,070	11,651,175
Gtd. Notes	8.625	02/01/19		10,981	12,267,973
Gtd Notss(b)	10.000	11/01/16		8,080	8,706,200
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A(b)	5.250	11/15/19		2,800	2,897,132
Peninsula Gaming LLC/Peninsula Gaming Corp., Gtd. Notes, 144A(b)	8.375	02/15/18		13,021	13,541,840
Penn National Gaming, Inc., Sr. Unsec’d. Notes(b)	5.875	11/01/21		900	913,500
Pinnacle Entertainment Inc., Gtd. Notes	7.500	04/15/21		5,400	5,710,500
Gtd. Notes(b)	8.750	05/15/20		5,966	6,249,385
Scientific Games Corp., Gtd. Notes(b)	8.125	09/15/18		3,985	3,706,050
Station Casinos LLC, Gtd. Notes	7.500	03/01/21		6,150	6,506,085

					98,019,310

Healthcare & Pharmaceutical 11.9%
Capella Healthcare, Inc., Gtd. Notes	9.250	07/01/17		3,875	3,981,563
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A	7.000	05/15/19		6,525	6,573,937
CHS/Community Health Systems, Inc., Gtd. Notes	8.000	11/15/19		18,652	19,491,340
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500	12/15/18		10,784	11,215,360
Elli Finance UK PLC (United Kingdom), Sr. Sec’d. Notes, RegS(b)	8.750	06/15/19	GBP	1,950	2,808,242
Emdeon, Inc., Gtd. Notes	11.000	12/31/19		17,000	18,253,750
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A(b)	7.250	12/15/20		4,025	4,196,063
HCA, Inc., Gtd. Notes	6.500	02/15/16		250	254,375
Gtd. Notes(b)	8.000	10/01/18		9,358	10,738,305
Sr. Sec’d. Notes(b)	4.250	10/15/19		4,600	4,692,000
IDH Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.586(a)	12/01/18	GBP	2,000	3,045,973
Sr. Sec’d. Notes, MTN, 144A	6.000	12/01/18	GBP	1,000	1,549,196
Kindred Healthcare, Inc., Gtd. Notes, 144A(b)	8.000	01/15/20		2,900	3,177,313
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC, Gtd. Notes, 144A	4.875	04/15/20		5,375	5,428,750

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	17

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
MedAssets, Inc., Gtd. Notes	8.000%	11/15/18		14,549	$14,950,407
Priory Group No. 3 PLC (United Kingdom), Sr. Sec’d. Notes, RegS	7.000	02/15/18	GBP	184	290,280
Tenet Healthcare Corp., Sr. Sec’d. Notes	6.250	11/01/18		13,200	14,305,500
Sr. Unsec’d. Notes	5.000	03/01/19		4,000	3,992,960
Sr. Unsec’d. Notes	8.000	08/01/20		1,000	1,043,750
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 14A	5.375	03/15/20		10,275	10,454,812
Gtd. Notes, 144A	6.375	10/15/20		5,000	5,212,500
Gtd. Notes, 144A(b)	6.750	08/15/18		4,900	5,126,625
Gtd. Notes, 144A	7.500	07/15/21		6,150	6,603,562

					157,386,563

Hotels, Restaurants & Leisure 0.9%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.250	03/15/21		10,040	10,215,700
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes	7.250	03/15/18		2,000	2,210,000

					12,425,700

Media & Entertainment 3.4%
AMC Networks, Inc., Gtd. Notes	7.750	07/15/21		13,973	14,916,177
Carlson Travel Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A (original cost $4,679,875; purchased 06/26/14 - 08/04/14)(c)(d)	7.500	08/15/19		4,650	4,708,125
Cinemark USA, Inc., Gtd. Notes	7.375	06/15/21		3,100	3,278,250
Clear Channel Worldwide Holdings, Inc., Gtd. Notes, Series A(b)	7.625	03/15/20		525	538,125
Entercom Radio LLC, Gtd. Notes	10.500	12/01/19		6,882	7,286,317
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $8,784,018; purchased 07/30/13 - 08/04/15)(c)(d)	5.000	08/01/18		8,567	8,738,340
National CineMedia LLC, Sr. Sec’d. Notes	6.000	04/15/22		1,275	1,303,688
Sr. Unsec’d. Notes	7.875	07/15/21		4,750	4,951,875

					45,720,897

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Metals 4.1%
AK Steel Corp., Sr. Sec’d. Notes(b)	8.750%	12/01/18	10,775	$10,775,000
Alcoa Inc., Sr. Unsec’d. Notes	6.750	07/15/18	4,000	4,330,000
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(b)	5.125	06/01/20	650	641,875
Sr. Unsec’d. Notes(b)	5.250	02/25/17	422	429,385
Sr, Unsec’d. Notes	6.125	06/01/18	5,307	5,519,280
Sr. Unsec’d. Notes(b)	10.600	06/01/19	4,500	5,242,500
AuRico Gold, Inc. (Canada), Sec’d. Notes, 144A	7.750	04/01/20	500	450,000
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A(b)	8.250	11/01/19	3,200	2,464,000
JMC Steel Group, Inc., Sr. Unsec’d. Notes, 144A(b)	8.250	03/15/18	1,994	1,580,245
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A	7.500	11/01/20	10,900	10,763,750
New Gold, Inc. (Canada), Gtd. Notes, 144A	7.000	04/15/20	1,650	1,584,000
Peabody Energy Corp., Gtd. Notes(b)	6.000	11/15/18	5,400	1,795,500
Steel Dynamics, Inc., Gtd. Notes(b)	6.125	08/15/19	6,460	6,694,175
United States Steel Corp., Sr. Unsec’d. Notes(b)	7.000	02/01/18	1,926	1,935,630

				54,205,340

Non-Captive Finance 1.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes(b)	4.250	07/01/20	2,850	2,871,375
CIT Group, Inc., Sr. Unsec’d, Notes(b)	5.250	03/15/18	250	259,688
International Lease Finance Corp., Sr. Unsec’d, Notes(b)	5.875	04/01/19	1,000	1,063,750
Sr. Unsec’d. Notes	8.875	09/01/17	1,600	1,762,000
Navient Corp., Sr. Unsec’d. Notes, MTN	8.000	03/25/20	150	151,875
Sr, Unsec’d. Notes, MTN	8.450	06/15/18	3,150	3,339,000
OneMain Financial Holdings, Inc., Gtd. Notes, 144A	6.750	12/15/19	5,075	5,303,375

				14,751,063

Packaging 3.6%
AEP Industries, Inc., Sr. Unsec’d. Notes	8.250	04/15/19	11,020	11,130,200
Ardagh Packaging Finance PLC (Ireland), Gtd. Notes, 144A(b)	9.125	10/15/20	1,000	1,050,000

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	19

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Packaging (cont’d.)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd, Notes, 144A	6.250%	01/31/19	400	$408,000
Gtd. Notes, 144A	6.750	01/31/21	3,700	3,774,000
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is (New Zealand), Gtd. Notes, 144A	6.000	06/15/17	1,625	1,616,875
Greif, Inc., Sr. Unsec’d. Notes	6.750	02/01/17	4,262	4,432,480
Sr. Unsec’d. Notes(b)	7.750	08/01/19	9,210	10,142,512
Owens-Illinois, Inc., Gtd. Notes	7.800	05/15/18	4,829	5,336,045
Paperworks Industries, Inc., Sr. Sec’d. Notes, 144A	9.500	08/15/19	6,375	6,241,125
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand), Gtd. Notes(b)	9.875	08/15/19	1,350	1,419,188
Sealed Air Corp., Gtd. Notes, 144A(b)	6.500	12/01/20	2,365	2,619,237

				48,169,662

Paper 0.5%
Smurfit Kappa Acquisitions (Ireland), Sr. Sec’d. Notes, 144A	4.875	09/15/18	4,150	4,331,563
Tembec Industries, Inc. (Canada), Sr. Sec’d. Notes, 144A(b)	9.000	12/15/19	3,275	2,096,000

				6,427,563

Pipelines & Other 0.7%
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes	6.750	05/20/20	1,000	1,032,500
AmeriGas Partners LP/AmeriGas Eagle Finance Corp., Sr. Unsec’d. Notes	6.500	05/20/21	1,425	1,439,250
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625	06/15/20	1,525	1,540,250
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $3,247,125; purchased 01/10/13 - 05/26/15)(b)(c)(d)	6.000	01/15/19	3,100	3,100,000

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Pipelines & Other (cont’d.)
Sunoco LP/Sunoco Finance Corp., Gtd. Notes, 144A(b)	5.500%	08/01/20		1,600	$1,592,000

					8,704,000

Real Estate Investment Trusts 0.4%
CTR Partnership LP/CareTrust Capita! Corp., Gtd. Notes	5.875	06/01/21		3,125	3,164,062
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	6.375	02/15/22		2,650	2,792,438

					5,956,500

Retailers 1.7%
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A(b)	9.000	03/15/19		8,630	7,313,925
Dollar Tree, inc., Gtd. Notes, 144A(b)	5.250	03/01/20		1,175	1,230,813
Hot Topic, Inc., Sr. Sec’d. Notes, 144A (original cost $1,915,813; purchased 12/10/13 - 01/03/14)(c)(d)	9.250	06/15/21		1,825	1,843,250
L Brands, Inc., Gtd. Notes	8.500	06/15/19		2,195	2,584,612
THOM Europe SAS (France), Sr. Sec’d. Notes, 144A	7.375	07/15/19	EUR	6,000	7,052,685
Toys “R” Us Property Co. II LLC, Sr. Sec’d. Notes	8.500	12/01/17		2,000	1,940,000

					21,965,285

Technology 12.4%
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A(b)	4.625	07/01/17		9,800	10,069,500
Gtd. Notes, 144A	6.750	11/15/20		3,650	3,896,375
Gtd. Notes, 144A(b)	8.875	01/01/20		11,440	12,419,550
Ancestry.com, Inc., Gtd. Notes	11.000	12/15/20		2,700	3,000,375
Audatex North America, Inc., Gtd. Notes, 144A(b)	6.000	06/15/21		10,615	10,365,123
Brightstar Corp.,
Gtd. Notes, 144A (original cost $7,537,919; purchased 11/08/12 - 04/10/15)(c)(d)	9.500	12/01/16		7,105	7,176,050
Sr. Unsec’d. Notes, 144A (original cost $6,013,728; purchased 07/26/13 - 12/18/13)(c)(d)	7.250	08/01/18		5,625	5,920,312
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A(b)	6.625	06/01/20		9,540	9,909,675

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	21

Portfolio of Investments

as of August 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Technology (cont’d.)
CommScope, Inc., Sr. Sec’d. Notes, 144A(b)	4.375%	06/15/20		7,455	$7,520,231
CoreLogic, Inc., Gtd. Notes	7.250	06/01/21		5,941	6,223,197
First Data Corp., Gtd. Notes	12.625	01/15/21		26,240	30,143,200
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A	5.000	05/15/21		3,447	3,472,853
Sr. Sec’d. Notes, 144A	6.000	01/15/22		15,110	15,789,950
Igloo Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	8.250	12/15/17		2,400	2,409,000
Infor US, Inc., Sr. Sec’d. Notes, 144A (original cost $717,750; purchased 08/11/15)(c)(d)	5.750	08/15/20		725	726,813
Interactive Data Corp., Gtd. Notes, 144A(b)	5.875	04/15/19		11,170	11,295,662
Jabil Circuit, inc., Sr. Unsec’d. Notes	7.750	07/15/16		150	156,000
Sr. Unsec’d. Notes	8.250	03/15/18		2,300	2,584,970
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A(b)	4.125	06/15/20		1,310	1,311,638
Sophia LP/Sophia Finance, Inc., Gtd. Notes, 144A(b)	9.750	01/15/19		9,905	10,585,969
SunGard Data Systems, Inc., Gtd. Notes	6.625	11/01/19		4,013	4,163,488
Gtd. Notes	7.625	11/15/20		5,413	5,670,117

					164,810,048

Telecommunications 6.3%
CenturyLink, Inc., Sr. Unsec’d. Notes, Series R(b)	5.150	06/15/17		849	870,225
Sr. Unsec’d. Notes, Series N(b)	6.000	04/01/17		850	886,125
Sr. Unsec’d. Notes, Series Q	6.150	09/15/19		738	773,055
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A	14.750	12/01/16		2,000	2,280,000
Eileme 2 AB (Poland), Sr. Sec’d. Notes, RegS	11.750	01/31/20	EUR	300	367,783
Sr. Sec’d. Notes, 144A	11.625	01/31/20		6,750	7,382,812
Frontier Communications Corp., Sr. Unsec’d. Notes	8.125	10/01/18		1,150	1,242,000

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Level 3 Financing, Inc., Gtd. Notes	3.914% (a)	01/15/18		1,585	$1,596,888
Gtd. Notes(b)	7.000	06/01/20		10,054	10,581,835
Gtd. Notes	8.625	07/15/20		9,687	10,263,376
Sprint Capital Corp., Gtd. Notes(b)	6.900	05/01/19		550	557,563
Sprint Communications, Inc., Gtd. Notes, 144A	9.000	11/15/18		9,715	10,820,081
Sr. Unsec’d. Notes	6.000	12/01/16		1,427	1,459,108
Sr. Unsec’d. Notes(b)	8.375	08/15/17		12,517	13,236,727
Sr. Unsec’d. Notes(b)	9.125	03/01/17		400	426,000
T-Mobile USA, Inc.,
Gtd. Notes(b)	6.542	04/28/20		2,475	2,580,188
Gtd. Notes(b)	6.625	11/15/20		1,000	1,035,000
TBG Global Pte Ltd. (Indonesia), Gtd. Notes, RegS	4.625	04/03/18		400	394,000
Telecom Italia Capital SA (Italy), Gtd. Notes	6.999	06/04/18		3,470	3,790,975
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes, 144A	9.125	04/30/18		1,000	1,060,952
Wind Acquisition Finance SA (Italy), Sr. Sec’d. Notes, 144A	3.981(a)	07/15/20	EUR	2,000	2,241,598
Windstream Services LLC,
Gtd. Notes(b)	7.750	10/15/20		3,000	2,670,000
Gtd. Notes(b)	7.875	11/01/17		5,422	5,665,990
Zayo Group LLC/Zayo Capita), Inc., Gtd. Notes	10.125	07/01/20		846	930,600

					83,112,881

Transportation 0.6%
XPO Logistics, Inc., Sr. Unsec’d. Notes, 144A(b)	7.875	09/01/19		7,075	7,499,500

TOTAL CORPORATE BONDS (cost $1,304,254,437)					1,269,179,105

FOREIGN AGENCIES 0.2%
Petrobras Global Finance BV (Brazil),
Gtd. Notes	2.000	05/20/16		1,650	1,623,649
Gtd. Notes	3.875	01/27/16		1,153	1,152,389

TOTAL FOREIGN AGENCIES (cost $2,746,521)					2,776,038

TOTAL LONG-TERM INVESTMENTS (cost $1,342,919,686)					1,303,810,296

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	23

Portfolio of Investments

as of August 31, 2015 continued

Description	Shares	Value (Note 1)
SHORT-TERM INVESTMENT 15.2%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $201,700,628; includes $199,908,146 of cash collateral for securities on loan) (Note 3)(e)(f)	201,700,628	$201,700,628

TOTAL INVESTMENTS 113.5% (cost $1,544,620,314) (Note 5)		1,505,510,924
Liabilities in excess of other assets(g) (13.5)%		(178,987,081)

NET ASSETS 100.0%		$1,326,523,843

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

MTN—Medium Term Note

PIK—Payment-in-Kind

EUR—Euro

GBP—British Pound

#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2015.
(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $197,777,807; cash collateral of $199,908,146 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In addition, as of August 31, 2015, $2,169,771 of cash collateral had been segregated to cover the securities lending requirements. Securities on loan are subject to contractual netting arrangements.
(c)	Indicates a security or securities that have been deemed illiquid (unaudited).
(d)	Indicates a restricted security; the aggregate original cost of the restricted securities is $93,725,564. The aggregate value of $91,599,950, is approximately 6.9% of net assets.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(f)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

24

Forward foreign currency exchange contracts outstanding at August 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 09/02/15	JPMorgan Chase	GBP	417	$649,585	$639,332	$(10,253)
Expiring 09/02/15	JPMorgan Chase	GBP	767	1,203,690	1,176,752	(26,938)
Expiring 09/02/15	Goldman Sachs & Co.	GBP	6,473	10,054,941	9,933,534	(121,407)
Euro,
Expiring 09/02/15	UBS AG	EUR	1,485	1,637,533	1,666,060	28,527
Expiring 09/02/15	Goldman Sachs & Co.	EUR	17,182	19,595,155	19,280,649	(314,506)

				$33,140,904	$32,696,327	$(444,577)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 09/02/15	Goldman Sachs & Co.	GBP	7,657	$11,925,993	$11,749,618	$176,375
Expiring 10/02/15	Goldman Sachs & Co.	GBP	6,473	10,053,226	9,931,898	121,328
Euro,
Expiring 09/02/15	Goldman Sachs & Co.	EUR	18,667	20,612,192	20,946,709	(334,517)
Expiring 10/02/15	Goldman Sachs & Co.	EUR	17,182	19,604,262	19,289,741	314,521

				$62,195,673	$61,917,966	$277,707

						$(166,870)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	25

Portfolio of Investments

as of August 31, 2015 continued

The following is a summary of the inputs used as of August 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$31,855,153	$—
Corporate Bonds	—	1,269,179,105	—
Foreign Agencies	—	2,776,038	—
Affiliated Money Market Mutual Fund	201,700,628	—	—
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	—	(166,870)	—

Total	$201,700,628	$1,303,643,426	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (including 15.1% of collateral for securities on loan)	15.2%
Technology	13.0
Healthcare & Pharmaceutical	11.9
Building Materials & Construction	8.8
Cable & Satellite	8.6
Gaming	7.4
Telecommunications	6.6
Capital Goods	5.5
Food & Beverage	4.6
Metals	4.6
Chemicals	4.1
Packaging	3.6
Media & Entertainment	3.4
Electric	3.2
Automotive	1.9
Retailers	1.7
Airlines	1.5%
Consumer	1.3
Non-Captive Finance	1.1
Hotels, Restaurants & Leisure	0.9
Energy—Other	0.9
Aerospace & Defense	0.7
Pipelines & Other	0.7
Transportation	0.6
Foods	0.5
Paper	0.5
Real Estate Investment Trusts	0.4
Foreign Agencies	0.2
Capital Markets	0.1

113.5
Liabilities in excess of other assets	(13.5)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments is foreign exchange risk.

See Notes to Financial Statements.

26

The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$640,751	Unrealized depreciation on forward foreign currency exchange contracts	$807,621

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts*	Total
Foreign exchange contracts	$7,146,707	$7,146,707

*	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts*	Total
Foreign exchange contracts	$(420,149)	$(420,149)

*	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended August 31, 2015, the Fund’s average value at settlement date for forward foreign currency exchange contracts purchased was $33,970,304 and the average value at settlement date for forward currency contracts sold was $74,527,768.

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	27

Portfolio of Investments

as of August 31, 2015 continued

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Goldman Sachs & Co.	$612,224	$(612,224)	$—	$—
JPMorgan Chase	—	—	—	—
UBS AG	28,527	—	—	28,527

	$640,751

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Goldman Sachs & Co.	$(770,430)	$612,224	$500,000	$—
JPMorgan Chase	(37,191)	—	—	(37,191)
UBS AG	—	—	—	—

	$(807,621)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

28

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • AUGUST 31, 2015

Prudential Short Duration High Yield Income Fund

Statement of Assets & Liabilities

as of August 31, 2015

Assets
Investments at value, including securities on loan of $197,777,807:
Unaffiliated investments (cost $1,342,919,686)	$1,303,810,296
Affiliated investments (cost $201,700,628)	201,700,628
Dividends and interest receivable	24,059,882
Receivable for Fund shares sold	4,351,022
Deposit with affiliated securities lending agent	2,169,771
Receivable for investments sold	2,053,292
Unrealized appreciation on forward foreign currency exchange contracts	640,751
Deposit with counterparty	500,000

Total assets	1,539,285,642

Liabilities
Payable to broker for collateral for securities on loan	202,077,917
Payable for Fund shares reacquired	5,147,351
Payable to custodian	2,053,315
Dividends payable	1,148,364
Unrealized depreciation on forward foreign currency exchange contracts	807,621
Management fee payable	799,168
Accrued expenses	384,364
Distribution fee payable	324,404
Affiliated transfer agent fee payable	18,447
Loan interest payable	848

Total liabilities	212,761,799

Net Assets	$1,326,523,843

Net assets were comprised of:
Common stock, at par	$1,439,777
Paid-in capital in excess of par	1,427,186,540

1,428,626,317
Undistributed net investment income	3,402,928
Accumulated net realized loss on investment and foreign currency transactions	(66,229,379)
Net unrealized depreciation on investments and foreign currencies	(39,276,023)

Net assets, August 31, 2015	$1,326,523,843

See Notes to Financial Statements.

30

Class A
Net asset value and redemption price per share ($366,344,613 ÷ 39,764,259 shares of common stock issued and outstanding)	$9.21
Maximum sales charge (3.25% of offering price)	0.31

Maximum offering price to public	$9.52

Class C
Net asset value, offering price and redemption price per share ($286,998,519 ÷ 31,157,828 shares of common stock issued and outstanding)	$9.21

Class Q
Net asset value, offering price and redemption price per share ($16,690,098 ÷ 1,810,934 shares of common stock issued and outstanding)	$9.22

Class Z
Net asset value, offering price and redemption price per share ($656,490,613 ÷ 71,244,684 shares of common stock issued and outstanding)	$9.21

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	31

Statement of Operations

Year Ended August 31, 2015

Net Investment Income
Income
Interest income	$79,166,929
Affiliated income from securities lending, net	276,496
Affiliated dividend income	25,103

Total income	79,468,528

Expenses
Management fee	9,580,057
Distribution fee—Class A	1,053,652
Distribution fee—Class C	2,985,533
Transfer agent’s fees and expenses (including affiliated expense of $98,100)	1,283,000
Registration fees	296,000
Custodian and accounting fees	179,000
Shareholders’ reports	156,000
Legal fees and expenses	43,000
Directors’ fees	39,000
Commitment fee on syndicated credit agreement	36,000
Audit fee	34,000
Loan interest expense	25,172
Insurance expenses	18,000
Miscellaneous	19,934

Total expenses	15,748,348
Less: Distribution fee waiver—CIass A	(100,222)

Net expenses	15,648,126

Net investment income	63,820,402

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(31,856,534)
Foreign currency transactions	6,982,597

(24,873,937)

Net change in unrealized appreciation (depreciation) on:
Investments	(30,680,236)
Foreign currencies	(753,994)

(31,434,230)

Net loss on investment and foreign currency transactions	(56,308,167)

Net Increase In Net Assets Resulting From Operations	$7,512,235

See Notes to Financial Statements.

32

Statement of Changes in Net Assets

	Year Ended August 31,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$63,820,402	$48,729,239
Net realized gain (loss) on investment and foreign currency transactions	(24,873,937)	17,825
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(31,434,230)	(4,145,701)

Net increase in net assets resulting from operations	7,512,235	44,601,363

Dividends from net investment income (Note 1)
Class A	(23,809,565)	(21,391,956)
Class C	(16,414,851)	(10,216,790)
Class Q	(849,991)	—
Class Z	(43,993,700)	(31,950,635)

	(85,068,107)	(63,559,381)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	707,876,725	1,447,219,625
Net asset value of shares issued in reinvestment of dividends and distributions	68,803,234	50,216,652
Cost of shares reacquired	(884,014,895)	(397,795,277)

Net increase (decrease) in net assets from Fund share transactions	(107,334,936)	1,099,641,000

Total increase (decrease)	(184,890,808)	1,080,682,982

Net Assets:
Beginning of year	1,511,414,651	430,731,669

End of year(a)	$1,326,523,843	$1,511,414,651

(a) Includes undistributed net investment income of:	$3,402,928	$614,159

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	33

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 15 (the “Company”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a diversified, open-end management investment company. The Company consists of two funds: Prudential High Yield Fund and Prudential Short Duration High Yield Income Fund (the “Fund”). These financial statements relate to Prudential Short Duration High Yield Income Fund. The Fund’s investment objective is to provide a high level of current income.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-lnvestment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security

34

principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Short Duration High Yield Income Fund	35

Notes to Financial Statements

continued

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to the guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser

36

under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among

Prudential Short Duration High Yield Income Fund	37

Notes to Financial Statements

continued

other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Swap Agreements: The Fund entered into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC-Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of a swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps (“CDS’’) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a

38

result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into credit default swaps to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values

Prudential Short Duration High Yield Income Fund	39

Notes to Financial Statements

continued

serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a sub-adviser may have negotiated and entered into on behalf of the Portfolio. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other a determinable amount, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right to set-off existed and management has not elected to offset.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each

40

case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchanged, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of August 31, 2015, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Payment in Kind Securities: Certain fixed income Portfolios may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the day’s

Prudential Short Duration High Yield Income Fund	41

Notes to Financial Statements

continued

market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Loan Participations: The Fund may invest in loan participations, another type of restricted security. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which

42

are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .70% of the Fund’s average daily net assets up to $2 billion and .675% of the average daily net assets in excess of $2 billion. Prior to July 1, 2014, the management fee paid to PI was accrued daily and payable monthly at an annual rate of .70% of the Fund’s average daily net assets.

PI contractually agreed through December 31, 2014 to limit net annual Fund operating expenses (excluding distribution and service (12b-1) fees, extraordinary and certain other expenses, including taxes, interest and brokerage commissions) of each class of shares to .90% of the Fund’s average daily net assets. Effective January 1, 2015, this contractual expense limit was terminated.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Q

Prudential Short Duration High Yield Income Fund	43

Notes to Financial Statements

continued

and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through March 8, 2015. Effective March 9, 2015, the Class A contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 fee waiver was terminated.

PIMS has advised the Fund that it has received $725,257 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2015, it received $16,715 and $89,530 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. Earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended August 31, 2015, PIM was compensated $83,485 for these services.

44

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Funds”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund is disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2015, aggregated $756,185,389 and $849,034,796, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended August 31, 2015, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $24,036,474 due to differences in the treatment for book and tax purposes of premium amortization, certain transactions involving foreign securities and currencies and paydown gains/losses. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended August 31, 2015 and August 31, 2014, the tax character of dividends paid by the Fund were $85,068,107 and $63,559,381 of ordinary income, respectively.

As of August 31, 2015, the accumulated undistributed earnings on a tax basis was $4,388,262 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

Prudential Short Duration High Yield Income Fund	45

Notes to Financial Statements

continued

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$1,565,643,254	$3,430,098	$(63,562,428)	$(60,132,330)	$237	$(60,132,093)

The difference between book and tax basis is primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2015 of approximately $9,527,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat post-October capital losses of approximately $35,679,000 as having been incurred in the following fiscal year (August 31, 2016).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, but are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares sold within 12 months of purchase are subject to a CDSC of 1%. A special exchange privilege is also available for

46

shareholders who qualified to purchase Class A shares at net asset value. Class Q and Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Fund is authorized to issue 1.1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class C, Class Q and Class Z common stock. Of the authorized shares of common stock of the Fund, 225 million shares are designated for Class A common stock, 175 million shares are designated for Class C common stock, 250 million shares are designated for Class Q common stock and 450 million shares are designated for Class Z common stock.

At August 31, 2015, Prudential Financial, Inc. through its affiliates owned 1,102 Class Q shares of the Fund.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2015:
Shares sold	18,993,279	$179,576,725
Shares issued in reinvestment of dividends and distributions	1,980,302	18,676,378
Shares reacquired	(22,297,696)	(210,456,748)

Net increase (decrease) in shares outstanding before conversion	(1,324,115)	(12,203,645)
Shares issued upon conversion from other share class(es)	368,039	3,479,142
Shares reacquired upon conversion into other share class(es)	(1,840,221)	(17,585,823)

Net increase (decrease) in shares outstanding	(2,796,297)	$(26,310,326)

Year ended August 31, 2014:
Shares sold	44,909,690	$442,805,761
Shares issued in reinvestment of dividends and distributions	1,716,198	16,873,406
Shares reacquired	(12,187,878)	(119,858,992)

Net increase (decrease) in shares outstanding before conversion	34,438,010	339,820,175
Shares issued upon conversion from other share class(es)	137,202	1,349,818
Shares reacquired upon conversion into other share class(es)	(9,747,349)	(95,374,816)

Net increase (decrease) in shares outstanding	24,827,863	$245,795,177

Prudential Short Duration High Yield Income Fund	47

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended August 31, 2015:
Shares sold	10,141,711	$95,921,687
Shares issued in reinvestment of dividends and distributions	1,381,553	13,025,422
Shares reacquired	(11,351,594)	(107,095,423)

Net increase (decrease) in shares outstanding before conversion	171,670	1,851,686
Shares reacquired upon conversion into other share class(es)	(365,355)	(3,449,149)

Net increase (decrease) in shares outstanding	(193,685)	$(1,597,463)

Year ended August 31, 2014:
Shares sold	26,159,905	$257,703,956
Shares issued in reinvestment of dividends and distributions	804,337	7,901,528
Shares reacquired	(3,265,955)	(32,083,918)

Net increase (decrease) in shares outstanding before conversion	23,698,287	233,521,566
Shares reacquired upon conversion into other share class(es)	(63,069)	(620,550)

Net increase (decrease) in shares outstanding	23,635,218	$232,901,016

Class Q
Period* ended August 31, 2015:
Shares sold	2,380,380	$22,434,988
Shares issued in reinvestment of dividends and distributions	93,124	875,633
Shares reacquired	(1,248,412)	(11,714,200)

Net increase (decrease) in shares outstanding before conversion	1,225,092	11,596,421
Shares issued upon conversion from other share class(es)	585,842	5,618,230

Net increase (decrease) in shares outstanding	1,810,934	$17,214,651

Class Z
Year ended August 31, 2015:
Shares sold	43,434,849	$409,943,325
Shares issued in reinvestment of dividends and distributions	3,840,463	36,225,801
Shares reacquired	(58,749,440)	(554,748,524)

Net increase (decrease) in shares outstanding before conversion	(11,474,128)	(108,579,398)
Shares issued upon conversion from other share class(es)	2,187,341	20,870,393
Shares reacquired upon conversion into other share class(es)	(933,495)	(8,932,793)

Net increase (decrease) in shares outstanding	(10,220,282)	$(96,641,798)

Year ended August 31, 2014:
Shares sold	75,768,728	$746,709,908
Shares issued in reinvestment of dividends and distributions	2,589,965	25,441,718
Shares reacquired	(25,106,458)	(245,852,367)

Net increase (decrease) in shares outstanding before conversion	53,252,235	526,299,259
Shares issued upon conversion from other share class(es)	9,798,372	95,899,088
Shares reacquired upon conversion into other share class(es)	(127,292)	(1,253,540)

Net increase (decrease) in shares outstanding	62,923,315	$620,944,807

*	Commenced operations October 27, 2014.

48

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% on the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. Prior to October 9, 2014 the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 8, 2015, and will continue to provide a commitment of $900 million through October 6, 2016. Effective October 8, 2015, the Funds pay an annualized commitment fee of .11% of the unused portion of the SCA.

The Fund utilized the SCA during the year ended August 31, 2015. The Fund had an average outstanding balance of $10,162,794 for 63 days at an average interest rate of 1.42%. The maximum amount of loan outstanding during the period was $27,242,000. At August 31, 2015, the Fund did not have an outstanding loan amount.

Note 8. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

Prudential Short Duration High Yield Income Fund	49

Financial Highlights

Class A Shares
	Year Ended August 31, 2015	Year Ended August 31, 2014(b)	October 26, 2012(a)(b) through August 31, 2013
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.73	$9.79	$10.00
Income from investment operations:
Net investment income	.44	.45	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	.09	(.09)
Total from investment operations	.07	.54	.25
Less Dividends:
Dividends from net investment income	(.59)	(.60)	(.46)
Net asset value, end of period	$9.21	$9.73	$9.79
Total Return(c):	.72%	5.55%	2.50%

Ratios/Supplemental Data:
Net assets, end of period (000)	$366,345	$413,957	$173,606
Average net assets (000)	$381,350	$354,627	$55,859
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	1.11%	1.09%	1.15%	(f)
Expenses before waivers and/or expense reimbursement(e)	1.14%	1.14%	1.25%	(f)
Net investment income	4.70%	4.63%	4.16%	(f)
Portfolio turnover rate	56%	60%	30%	(g)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 fee waiver was terminated.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

50

Class C Shares
	Year Ended August 31, 2015	Year Ended August 31, 2014(b)	October 26, 2012(a)(b) through August 31, 2013
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.73	$9.79	$10.00
Income from investment operations:
Net investment income	.37	.38	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	.08	(.10)
Total from investment operations	-	.46	.18
Less Dividends:
Dividends from net investment income	(.52)	(.52)	(.39)
Net asset value, end of period	$9.21	$9.73	$9.79
Total Return(c):	(.02)%	4.77%	1.83%

Ratios/Supplemental Data:
Net assets, end of period (000)	$286,999	$304,897	$75,539
Average net assets (000)	$298,555	$194,085	$25,240
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.86%	1.83%	1.90%	(e)
Expenses before waivers and/or expense reimbursement	1.86%	1.83%	1.95%	(e)
Net investment income	3.95%	3.86%	3.38%	(e)
Portfolio turnover rate	56%	60%	30%	(f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	51

Financial Highlights

continued

Class Q Shares
	October 27, 2014(a) through August 31, 2015
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.59
Income from investment operations:
Net investment income	.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.24)
Total from investment operations	.15
Less Dividends:
Dividends from net investment income	(.52)
Net asset value, end of period	$9.22
Total Return(b):	1.65%

Ratios/Supplemental Data:
Net assets, end of period (000)	$16,690
Average net assets (000)	$15,387
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.77%	(d)
Expenses before waivers and/or expense reimbursement	.77%	(d)
Net investment income	4.77%	(d)
Portfolio turnover rate	56%	(e)

(a) Commencement of operations.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Annualized.

(e) Not annualized.

See Notes to Financial Statements.

52

Class Z Shares
	Year Ended August 31, 2015	Year Ended August 31, 2014(b)	October 26, 2012(a)(b) through August 31, 2013
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.73	$9.79	$10.00
Income from investment operations:
Net investment income	.47	.48	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.38)	.08	(.09)
Total from investment operations	.09	.56	.27
Less Dividends:
Dividends from net investment income	(.61)	(.62)	(.48)
Net asset value, end of period	$9.21	$9.73	$9.79
Total Return(c):	.98%	5.82%	2.74%

Ratios/Supplemental Data:
Net assets, end of period (000)	$656,491	$792,560	$181,587
Average net assets (000)	$675,793	$507,805	$69,695
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.86%	.84%	.90%	(e)
Expenses before waivers and/or expense reimbursement	.86%	.84%	1.04%	(e)
Net investment income	4.96%	4.89%	4.29%	(e)
Portfolio turnover rate	56%	60%	30%	(f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	53

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios 15, Inc.:

We have audited the accompanying statement of assets and liabilities of the Prudential Short Duration High Yield Income Fund, a portfolio of Prudential Investment Portfolios, Inc. 15 (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 30, 2015

54

Tax Information

(Unaudited)

For the year ended August 31, 2015, the Fund reports the maximum amount allowable but not less than 78.92% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

Interest-related dividends do not include any distributions paid by a fund with respect to Fund tax years beginning after August 31, 2015. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2015.

Prudential Short Duration High Yield Income Fund	55

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 66	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 66	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 66	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Short Duration High Yield Income Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 66	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 66	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 66	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 66	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 66	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (42) Board Member & Vice President Portfolios Overseen: 66	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 64	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.
(1)	The year that each individual joined PIP 15’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Short Duration High Yield Income Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Short Duration High Yield Income Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Management and

Subadvisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Short Duration High Yield Income Fund1 (the “Fund”) consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Short Duration High Yield Income Fund is a series of Prudential Investment Portfolios, Inc. 15.

Prudential Short Duration High Yield Income Fund

Approval of Management and

Subadvisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also considered the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Short Duration High Yield Income Fund

Approval of Management and

Subadvisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2014. The Board considered that the Fund commenced operations on October 26, 2012 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper High Yield Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	N/A	N/A	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that Fund outperformed its benchmark index for the one-year period.
•

The Board considered PI’s explanation that the Fund’s underperformance in the Peer Universe relative to the other funds in the Peer Universe was primarily the result of the Fund’s focus on shorter duration bonds versus peer funds.

•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•	The Board noted information provided by PI which indicated that the Fund’s net total expense ratio was only 11 basis points higher than the median of all funds included in the Peer Group.
•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements to allow the subadviser to continue to develop a performance record.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Short Duration High Yield Income Fund

Approval of New Sub-Subadvisory Agreement

As required by the 1940 Act, at an in-person meeting of the Board of Trustees (the Board) held on March 3-5, 2015, the Board, including a majority of the Independent Trustees, considered and approved a proposed sub-subadvisory agreement (the “Sub-Subadvisory Agreement”) between PIM and Pramerica Investment Management Limited (PIML or the Sub-Subadviser), under which PIM may delegate subadvisory authority to PIML such that PIML may execute trades directly on behalf of the Fund. The Board noted that counsel to the Fund had issued an opinion that the delegation of subadvisory services by PIM to PIML with respect to the Fund would not constitute an assignment of the current subadvisory agreement between PI and PIM with respect to the Fund or a material amendment of the agreement, so that PIM and PIML could enter into the Sub-Subadvisory Agreement with respect to the Fund with Board approval but without shareholder approval being required under the 1940 Act.

In approving the Sub-Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Funds by the Sub-Subadviser; any relevant comparable performance information; the fees, if any, proposed to be paid by PIM to the Sub-Subadviser under the Sub-Subadvisory Agreement and the potential for economies of scale that may be shared with the Fund and its shareholders. In connection with its deliberations, the Board considered information provided by PI, the Subadviser and the Sub-Subadviser at or in advance of the meetings on March 3-5, 2015. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the Sub-Subadvisory Agreement with respect to the Fund.

The Trustees determined that the overall arrangements between PI, the Subadviser and the Sub-Subadviser, which will serve as a sub-subadviser to the Fund pursuant to the terms of the Sub-Subadvisory Agreement, are in the best interests of the Fund and its shareholders in light of the services to be performed, the fees to be charged, if any, under the Sub-Subadvisory Agreement and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the Sub-Subadvisory Agreement with respect to the Fund are separately discussed below.

Nature, quality and extent of services

The Board noted that it had received and considered information regarding the nature and extent of services currently provided to the Fund by PIM under the current subadvisory agreement at the meetings on June 9-11, 2014. The Board also noted that

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PIM proposed to formally delegate trading and limited management authority for the Fund to PIML so that PIML will be authorized to act on behalf of the Fund and conduct real-time trading in either the United States or the United Kingdom, where PIML is organized. The Board noted PI’s statement that the existing arrangements, which require all trades on behalf of the Fund to be routed through PIM personnel in the U.S., create delays that potentially disadvantage the Fund and its shareholders.

With respect to the quality of services, the Board considered, among other things, the background and experience of the PIML management team and compliance personnel. The Board met with representatives from PIM and PIML and reviewed the qualifications, backgrounds and responsibilities of the personnel who would be authorized to act on behalf of the Funds. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to PIML. The Board noted that it received a favorable compliance report from the Fund’s Chief Compliance Officer (CCO) as to PIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment sub-subadvisory services anticipated to be provided to the Fund by PIML and that there was a reasonable basis on which to conclude that the Fund would benefit from the additional subadvisory services to be provided by PIML under the new Sub-Subadvisory Agreement. The Board noted PI’s statement that no member of the PIML portfolio management team would serve as a portfolio manager of the Fund.

Performance of the Fund

The Board noted that performance of other accounts managed by PIML was not a relevant factor for its consideration since PIML would not be responsible for managing Fund assets under the Sub-Subadvisory Agreement. The Board noted PI’s statements that PIML’s role would be limited to trading on behalf of the Fund and that PIM portfolio managers will oversee all transactions executed by PIML.

Investment Subadvisory Fee Rates

The Board noted that under the Sub-Subadvisory Agreement PIML will be paid a subadvisory fee, if any, by PIM, not the Fund or PI. The Board noted PI’s statement that the fees and expenses of the Fund and the fees paid by PI to PIM will not increase as a result of the Sub-Subadvisory Agreement.

Prudential Short Duration High Yield Income Fund

Approval of New Sub-Subadvisory Agreement

(continued)

Subadviser’s Profitability

The Board noted that any fee to be paid to PIML for sub-subadvisory services would be paid by PIM, not PI or the Fund. The Board further noted that PIML is affiliated with PIM and PI and, as a result, the Board will not separately consider PIML’s profitability since PIML’s profitability will be reflected in PI’s profitability report.

Economies of Scale

The Board noted that any fee to be paid to PIML for sub-subadvisory services would be paid by PIM, not PI or or the Fund. The Board noted that it would review economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to the Sub-Subadviser or its Affiliates from Serving as Sub-Subadviser

The Board considered potential “fall-out” or ancillary benefits that might be received by PIML and its affiliates as a result of their relationships with the Fund. The Board concluded that any potential benefits to be derived by PIML, which included potential access to additional research resources and benefits to its reputation, were consistent with the types of benefits generally derived by subadvisers to mutual funds.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the Sub-Subadvisory Agreement was in the best interests of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Short Duration High Yield Income Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL SHORT DURATION HIGH YIELD INCOME FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	HYSAX	HYSCX	HYSQX	HYSZX
CUSIP	74442J109	74442J208	74442J406	74442J307

MF216E    0283770-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2015 and August 31, 2014, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $67,600 and $67,600, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2015 and August 31, 2014: none.

(c) Tax Fees

For the fiscal years ended August 31, 2015 and August 31, 2014: none.

(d) All Other Fees

For the fiscal years ended August 31, 2015 and August 31, 2014: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended August 31, 2015 and August 31, 2014: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2015 and August 31, 2014 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 15

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 30, 2015

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	October 30, 2015